UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENTCOMPANIES

                  Investment Company Act file number 811-03395
                                                     ---------

                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/08
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                   (GRAPHIC)

                                                                OCTOBER 31, 2008

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                TAX-FREE INCOME

                                FRANKLIN FEDERAL
                              TAX-FREE INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See
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                                   (GRAPHIC)

                      (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                       FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)


                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund.
                            Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

                                    Contents

CEO'S MESSAGE .............................................................    1
SPECIAL FEATURE:
Understanding Interest Rates ..............................................    4
SEMIANNUAL REPORT
Franklin Federal Tax-Free Income Fund .....................................    8
Performance Summary .......................................................   13
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   54
Notes to Financial Statements .............................................   57
Shareholder Information ...................................................   64

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Federal Tax-Free Income Fund covers the six months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

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             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                      2 | Not part of the semiannual report
note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Federal Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the six months ended October 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                     Not part of the semiannual report | 3

Special Feature

UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.(1) EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.   WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate, in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

     Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q. AS A TAX-FREE FUND INVESTOR, SHOULD I PAY MORE ATTENTION TO SHORT- OR LONG-TERM INTEREST RATES?

A. Most Franklin tax-free income fund shareholders may want to keep a closer eye on long-term interest rates. That's because tax-free income fund portfolios comprising municipal bonds with longer maturities are generally more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds.

     In contrast, shareholders of Franklin limited-term tax-free income funds may want to pay more attention to short-term interest rates. These funds, which hold bonds with shorter-term maturities, are typically more influenced by short-term interest rates than funds holding municipal bonds with longer maturities.

(1.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

      NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      4 | Not part of the semiannual report

Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

     If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from September 2007 to April 2008. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from mid-2004 through mid-2006.

     As illustrated below, it should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

INTEREST RATES(2)

10-Year Period Ended September 30, 2008

                              (PERFORMANCE GRAPH)

             FEDERAL FUNDS      10-YEAR         30-YEAR
   DATE       TARGET RATE    U.S. TREASURY   U.S. TREASURY
----------   -------------   -------------   -------------
 6/30/1998       5.50%           5.45%           5.63%
 7/31/1998       5.50%           5.49%           5.71%
 8/31/1998       5.50%           4.98%           5.27%
 9/30/1998       5.25%           4.42%           4.98%
10/31/1998       5.00%           4.61%           5.16%
11/30/1998       4.75%           4.71%           5.06%
12/31/1998       4.75%           4.65%           5.10%
 1/31/1999       4.75%           4.65%           5.09%
 2/28/1999       4.75%           5.29%           5.58%
 3/31/1999       4.75%           5.24%           5.63%
 4/30/1999       4.75%           5.35%           5.66%
 5/31/1999       4.75%           5.62%           5.83%
 6/30/1999       5.00%           5.78%           5.96%
 7/31/1999       5.00%           5.90%           6.10%
 8/31/1999       5.25%           5.97%           6.06%
 9/30/1999       5.25%           5.88%           6.05%
10/31/1999       5.25%           6.02%           6.16%
11/30/1999       5.50%           6.19%           6.29%
12/31/1999       5.50%           6.44%           6.48%
 1/31/2000       5.50%           6.67%           6.49%
 2/29/2000       5.75%           6.41%           6.14%
 3/31/2000       6.00%           6.00%           5.83%
 4/30/2000       6.00%           6.21%           5.96%
 5/31/2000       6.50%           6.27%           6.01%
 6/30/2000       6.50%           6.03%           5.90%
 7/31/2000       6.50%           6.03%           5.78%
 8/31/2000       6.50%           5.73%           5.67%
 9/30/2000       6.50%           5.80%           5.89%
10/31/2000       6.50%           5.75%           5.79%
11/30/2000       6.50%           5.47%           5.61%
12/31/2000       6.50%           5.11%           5.46%
 1/31/2001       5.50%           5.11%           5.50%
 2/28/2001       5.50%           4.90%           5.31%
 3/31/2001       5.00%           4.92%           5.44%
 4/30/2001       4.50%           5.34%           5.79%
 5/31/2001       4.00%           5.38%           5.75%
 6/30/2001       3.75%           5.41%           5.76%
 7/31/2001       3.75%           5.05%           5.52%
 8/31/2001       3.50%           4.83%           5.37%
 9/30/2001       3.00%           4.59%           5.42%
10/31/2001       2.50%           4.23%           4.87%
11/30/2001       2.00%           4.75%           5.29%
12/31/2001       1.75%           5.05%           5.47%
 1/31/2002       1.75%           5.03%           5.43%
 2/28/2002       1.75%           4.88%           5.42%
 3/31/2002       1.75%           5.40%           5.80%
 4/30/2002       1.75%           5.09%           5.59%
 5/31/2002       1.75%           5.05%           5.62%
 6/30/2002       1.75%           4.80%           5.51%
 7/31/2002       1.75%           4.46%           5.30%
 8/31/2002       1.75%           4.14%           4.93%
 9/30/2002       1.75%           3.60%           4.67%
10/31/2002       1.75%           3.89%           4.99%
11/30/2002       1.25%           4.21%           5.04%
12/31/2002       1.25%           3.82%           4.78%
 1/31/2003       1.25%           3.96%           4.84%
 2/28/2003       1.25%           3.69%           4.67%
 3/31/2003       1.25%           3.80%           4.82%
 4/30/2003       1.25%           3.84%           4.77%
 5/31/2003       1.25%           3.37%           4.38%
 6/30/2003       1.00%           3.52%           4.56%
 7/31/2003       1.00%           4.41%           5.36%
 8/31/2003       1.00%           4.47%           5.22%
 9/30/2003       1.00%           3.94%           4.88%
10/31/2003       1.00%           4.30%           5.13%
11/30/2003       1.00%           4.33%           5.13%
12/31/2003       1.00%           4.25%           5.07%
 1/31/2004       1.00%           4.13%           4.96%
 2/29/2004       1.00%           3.97%           4.84%
 3/31/2004       1.00%           3.84%           4.77%
 4/30/2004       1.00%           4.51%           5.29%
 5/31/2004       1.00%           4.65%           5.35%
 6/30/2004       1.25%           4.58%           5.29%
 7/31/2004       1.25%           4.48%           5.20%
 8/31/2004       1.50%           4.12%           4.93%
 9/30/2004       1.75%           4.12%           4.89%
10/31/2004       1.75%           4.03%           4.79%
11/30/2004       2.00%           4.35%           5.00%
12/31/2004       2.25%           4.22%           4.83%
 1/31/2005       2.25%           4.13%           4.59%
 2/28/2005       2.50%           4.38%           4.72%
 3/31/2005       2.75%           4.48%           4.76%
 4/30/2005       2.75%           4.20%           4.51%
 5/31/2005       3.00%           3.98%           4.32%
 6/30/2005       3.25%           3.92%           4.19%
 7/31/2005       3.25%           4.28%           4.47%
 8/31/2005       3.50%           4.02%           4.26%
 9/30/2005       3.75%           4.33%           4.57%
10/31/2005       3.75%           4.55%           4.76%
11/30/2005       4.00%           4.49%           4.69%
12/31/2005       4.25%           4.39%           4.54%
 1/31/2006       4.50%           4.52%           4.68%
 2/28/2006       4.50%           4.55%           4.51%
 3/31/2006       4.75%           4.85%           4.89%
 4/30/2006       4.75%           5.05%           5.16%
 5/31/2006       5.00%           5.12%           5.23%
 6/30/2006       5.25%           5.14%           5.19%
 7/31/2006       5.25%           4.98%           5.07%
 8/31/2006       5.25%           4.73%           4.88%
 9/30/2006       5.25%           4.63%           4.76%
10/31/2006       5.25%           4.60%           4.72%
11/30/2006       5.25%           4.46%           4.56%
12/31/2006       5.25%           4.70%           4.81%
 1/31/2007       5.25%           4.81%           4.91%
 2/28/2007       5.25%           4.57%           4.68%
 3/31/2007       5.25%           4.65%           4.84%
 4/30/2007       5.25%           4.62%           4.81%
 5/31/2007       5.25%           4.89%           5.01%
 6/30/2007       5.25%           5.03%           5.13%
 7/31/2007       5.25%           4.74%           4.90%
 8/31/2007       5.25%           4.53%           4.82%
 9/30/2007       4.75%           4.59%           4.84%
10/31/2007       4.50%           4.47%           4.75%
11/30/2007       4.50%           3.94%           4.38%
12/31/2007       4.25%           4.03%           4.45%
 1/31/2008       3.00%           3.60%           4.32%
 2/29/2008       3.00%           3.51%           4.40%
 3/31/2008       2.25%           3.41%           4.29%
 4/30/2008       2.00%           3.73%           4.47%
 5/31/2008       2.00%           4.06%           4.72%
 6/30/2008       2.00%           3.97%           4.53%

(2.) Sources: Federal Reserve and Bloomberg, as of 9/30/08.


                      Not part of the semiannual report | 5

Q.   HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

                                    (GRAPHIC)

Q.   HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income.(1) Historically, income has contributed the largest component of total return for municipal bonds.(3) And since bonds generally pay interest whether their prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.   HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

(3.) Source: Barclays Capital (formerly, Lehman Brothers) Municipal Bond
     Index, 9/30/08. Total return includes compounded income and capital appreciation over the 20-year period ended 9/30/08. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                      6 | Not part of the semiannual report

     Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

     We carefully select bonds for our fund portfolios that we believe should provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

     Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

     Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.   WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)


                      Not part of the semiannual report | 7

Semiannual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 10/31/08**

                                   (PIE CHART)

AAA ........................   27.3%
AA .........................   37.6%
A ..........................   12.0%
BBB ........................   11.8%
Below Investment Grade .....    1.0%
Not Rated by S&P ...........   10.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.7%       1.0%
AA or Aa                   3.1%        --
A                          2.4%        --
BBB or Baa                 1.4%       0.5%
Below Investment Grade     0.1%       0.1%
                           ---        ---
Total                      8.7%       1.6%

This semiannual report for Franklin Federal Tax-Free Income Fund covers the period ended October 31, 2008.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                              8 | Semiannual Report

DIVIDEND DISTRIBUTIONS(2)

                             DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----       ----------   ----------   ----------   -------------
May         4.27 cents   3.70 cents   3.72 cents     4.37 cents
June        4.37 cents   3.82 cents   3.84 cents     4.44 cents
July        4.37 cents   3.82 cents   3.84 cents     4.44 cents
August      4.37 cents   3.82 cents   3.84 cents     4.44 cents
September   4.45 cents   3.91 cents   3.92 cents     4.53 cents
October     4.45 cents   3.91 cents   3.92 cents     4.53 cents

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.82 on April 30, 2008, to $10.74 on October 31, 2008. The Fund's Class A shares paid dividends totaling 26.28 cents per share for the reporting period.(2) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.76% based on an annualization of October's 4.45 cent per share dividend and the maximum offering price of $11.22 on October 31, 2008. An investor in the 2008 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 7.32% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

MUNICIPAL BOND MARKET OVERVIEW

The six-month period ended October 31, 2008, proved difficult for most asset classes including municipal bonds as financial markets felt the negative impact of mortgage loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to financial assets. A lack of liquidity across most markets during the reporting period contributed to an increase in overall instability and declining values in most asset classes.

The municipal bond insurance industry faced particular difficulties. Rising levels of mortgage defaults during the reporting period, combined with the bond insurers' exposure to mortgage-related securities, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                              Semiannual Report | 9
bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only three bond insurance companies, FSA, Assured Guaranty and new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.), maintained AAA ratings by S&P and Moody's. As part of their reassessment of insurers during the period, S&P and Moody's placed FSA and Assured Guaranty under review with negative outlooks, while S&P had FSA on a negative credit watch.

Illiquidity plagued the financial markets as they felt the impact of perceived weakness in the bond insurance industry. As the stronger insurance companies emerged, the market absorbed the issuance of debt enhanced by AAA insurance. Insured bonds had a -4.97% return, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Insured Municipal Bond Index.(3)

Investors should be aware that insurance companies generally provide coverage for municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(4) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due

(3.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Insured Municipal Bond Index is composed of all the insured bonds in the BC Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.

(4.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.


                             10 | Semiannual Report
to dealers' liquidity constraints. It is important to note that this was a supply and demand imbalance, not a question of credit quality.

Over the six-month reporting period, investors turned to the perceived safety of Treasuries to avoid the liquidity challenges facing most other asset classes, including municipal securities. Financial institutions that typically provide liquidity faced balance sheet concerns that restricted their capital, which in turn negatively impacted municipal bond liquidity and prices. Demand from institutional investors -- including property and casualty insurers, tender option bond programs and mutual funds that experienced net redemptions -- also faltered. Additionally, investors required municipalities to provide greater compensation for taking on risk, leading to wider spreads for credit-driven securities. As a result, the municipal bond market significantly underperformed the U.S. Treasury market. For the six-month period ended October 31, 2008, the BC Municipal Bond Index had a -4.70% total return compared with the +1.79% return of the BC U.S. Treasury Index.(5) The long end of the municipal bond market underperformed the most, as the BC Municipal Long Bond Index (composed of bonds with maturities of 22 years and longer) returned -12.57% during the six months under review.(6)

October proved to be the most challenging and volatile month during the period, a trend evident in the class of municipal bond investments with the lowest credit risk. On October 1, 2008, the 30-year AAA-rated municipal bond yield stood at 5.29%.(7) As liquidity challenges and limited institutional demand began to push prices down through mid-month, AAA yields rose to 5.94%.(7) Retail investors, attracted by the yields of such high-quality municipal bond securities, stepped in and aggressively bid up these issues, igniting a rally that reduced related yields 58 basis points.(7) The average AAA-rated municipal bond ended the month yielding 5.36%.(7)

On October 31, 2008, two-year, 10-year and 30-year Treasury yields were 1.56%, 4.01% and 4.35%, respectively. In comparison, according to Municipal Market Data, the yields on the municipal bond AAA yield curve were 2.48%, 4.31% and 5.36% for two-year, 10-year and 30-year municipal bonds, respectively. It is highly unusual for municipal bonds of AAA credit quality to

(5.) Source: (C) 2008 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB- They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(6.) Source: (C) 2008 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.

(7.) Source: Thomson Financial.


                             Semiannual Report | 11

PORTFOLIO BREAKDOWN
10/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                23.1%
Utilities                                  17.5%
Hospital & Health Care                     13.3%
Transportation                             12.7%
General Obligation                          8.7%
Subject to Government Appropriations        7.2%
Tax-Supported                               5.3%
Other Revenue                               5.2%
Higher Education                            4.7%
Corporate-Backed                            1.6%
Housing                                     0.7%

*    Does not include short-term investments and other net assets.

continue to offer greater yields than comparable Treasury bonds. We believe this market phenomenon is primarily due to liquidity constraints and not a fundamental change in the credit quality of comparably rated municipal securities.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We took advantage of strong retail demand for highly rated essential service bonds, and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, we reinvested the proceeds in securities with current coupons and better call protection for a higher interest rate environment. We found value in credit-driven securities (rated between A and BBB) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk. Despite finding value in credit-driven securities, the Fund's credit quality remained high and finished the reporting period averaging AA+.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             12 | Semiannual Report

Performance Summary as of 10/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTIX)                     CHANGE   10/31/08   4/30/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.08    $10.74     $11.82
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.2628

CLASS B (SYMBOL: FFTBX)                     CHANGE   10/31/08   4/30/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.08    $10.73     $11.81
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.2298

CLASS C (SYMBOL: FRFTX)                     CHANGE   10/31/08   4/30/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.08    $10.73     $11.81
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.2308

ADVISOR CLASS (SYMBOL: FAFTX)               CHANGE   10/31/08   4/30/08
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       -$1.08    $10.74     $11.82
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.2675


                             Semiannual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH            1-YEAR   5-YEAR    10-YEAR
-------                                      -------           -------   ------   ---------
Cumulative Total Return(1)                    -7.05%            -6.24%   +13.02%   +41.57%
Average Annual Total Return(2)               -10.97%           -10.21%    +1.59%    +3.09%
Avg. Ann. Total Return (9/30/08)(3)                             -8.25%    +1.92%    +3.26%
   Distribution Rate(4)                                4.76%
   Taxable Equivalent Distribution Rate(5)             7.32%
   30-Day Standardized Yield(6)                        4.40%
   Taxable Equivalent Yield(5)                         6.77%
   Total Annual Operating Expenses(7)                  0.60%

                                                                                  INCEPTION
CLASS B                                      6-MONTH            1-YEAR   5-YEAR    (1/1/99)
-------                                      -------           -------   ------   ---------
Cumulative Total Return(1)                    -7.32%            -6.78%    +9.89%   +34.49%
Average Annual Total Return(2)               -10.96%           -10.36%    +1.57%    +3.06%
Avg. Ann. Total Return (9/30/08)(3)                             -8.39%    +1.89%    +3.27%
   Distribution Rate(4)                                4.37%
   Taxable Equivalent Distribution Rate(5)             6.72%
   30-Day Standardized Yield(6)                        4.06%
   Taxable Equivalent Yield(5)                         6.25%
   Total Annual Operating Expenses(7)                  1.16%

CLASS C                                      6-MONTH            1-YEAR   5-YEAR    10-YEAR
-------                                      -------           -------   ------   ---------
Cumulative Total Return(1)                    -7.31%            -6.76%    +9.80%   +33.75%
Average Annual Total Return(2)                -8.22%            -7.66%    +1.89%    +2.95%
Avg. Ann. Total Return (9/30/08)(3)                             -5.63%    +2.23%    +3.12%
   Distribution Rate(4)                                4.38%
   Taxable Equivalent Distribution Rate(5)             6.74%
   30-Day Standardized Yield(6)                        4.06%
   Taxable Equivalent Yield(5)                         6.25%
   Total Annual Operating Expenses(7)                  1.16%

ADVISOR CLASS(8)                             6-MONTH            1-YEAR   5-YEAR    10-YEAR
----------------                             -------           -------   ------   ---------
Cumulative Total Return(1)                    -7.01%            -6.16%   +13.41%   +42.37%
Average Annual Total Return(2)                -7.01%            -6.16%    +2.55%    +3.60%
Avg. Ann. Total Return (9/30/08)(3)                             -4.01%    +2.90%    +3.78%
   Distribution Rate(4)                                5.06%
   Taxable Equivalent Distribution Rate(5)             7.78%
   30-Day Standardized Yield(6)                        4.71%
   Taxable Equivalent Yield(5)                         7.25%
   Total Annual Operating Expenses(7)                  0.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             14 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/08.

(5.) Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +25.26% and +3.46%.


                             Semiannual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  929.50              $2.92
Hypothetical (5% return before expenses)         $1,000           $1,022.18              $3.06
CLASS B
Actual                                           $1,000           $  926.80              $5.63
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90
CLASS C
Actual                                           $1,000           $  926.90              $5.63
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90
ADVISOR CLASS
Actual                                           $1,000           $  929.90              $2.48
Hypothetical (5% return before expenses)         $1,000           $1,022.63              $2.60

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; B: 1.16%; C: 1.16%; and Advisor:
     0.51%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 17

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

CLASS A

                                            SIX MONTHS
                                              ENDED
                                           OCTOBER 31,                             YEAR ENDED APRIL 30,
                                               2008       ----------------------------------------------------------------------
                                           (UNAUDITED)       2008           2007           2006           2005           2004
                                           -----------    ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..    $    11.82     $    12.11     $    11.99     $    12.23     $    11.91     $    11.99
                                           ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.27           0.53           0.55           0.53           0.57           0.58
   Net realized and unrealized gains
      (losses) ........................         (1.09)         (0.29)          0.12          (0.22)          0.31          (0.10)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ......         (0.82)          0.24           0.67           0.31           0.88           0.48
                                           ----------     ----------     ----------     ----------     ----------     ----------
Less distributions from net investment
   income .............................         (0.26)         (0.53)         (0.55)         (0.55)         (0.56)         (0.56)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Redemption fees(c) ....................            --(d)          --(d)          --(d)          --(d)          --(d)          --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........    $    10.74     $    11.82     $    12.11     $    11.99     $    12.23     $    11.91
                                           ==========     ==========     ==========     ==========     ==========     ==========
Total return(e) .......................         (7.05)%         2.06%          5.66%          2.55%          7.62%          4.08%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................          0.60%          0.60%          0.61%          0.61%          0.61%          0.61%
Net investment income .................          4.58%          4.44%          4.58%          4.33%          4.72%          4.79%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $6,571,435     $6,901,918     $6,570,140     $6,279,940     $6,324,986     $6,357,878
Portfolio turnover rate ...............          4.16%         15.47%          6.13%          7.98%          6.74%          6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Federal Tax-Free Income Fund

CLASS B

                                            SIX MONTHS
                                              ENDED
                                           OCTOBER 31,                             YEAR ENDED APRIL 30,
                                               2008       ----------------------------------------------------------------------
                                           (UNAUDITED)       2008           2007           2006           2005           2004
                                           -----------    ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..    $    11.81     $    12.10     $    11.98     $    12.22     $    11.90     $    11.99
                                           ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.23           0.46           0.49           0.46           0.50           0.51
   Net realized and unrealized gains
      (losses) ........................         (1.08)         (0.29)          0.11          (0.22)          0.31          (0.11)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ......         (0.85)          0.17           0.60           0.24           0.81           0.40
                                           ----------     ----------     ----------     ----------     ----------     ----------
Less distributions from net investment
   income .............................         (0.23)         (0.46)         (0.48)         (0.48)         (0.49)         (0.49)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Redemption fees(c) ....................            --(d)          --(d)          --(d)          --(d)          --(d)          --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........    $    10.73     $    11.81     $    12.10     $    11.98     $    12.22     $    11.90
                                           ==========     ==========     ==========     ==========     ==========     ==========
Total return(e) .......................         (7.32)%         1.49%          5.08%          1.99%          7.00%          3.41%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................          1.16%          1.16%          1.17%          1.17%          1.17%          1.17%
Net investment income .................          4.02%          3.88%          4.02%          3.77%          4.16%          4.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $  145,747     $  178,156     $  225,834     $  260,416     $  289,490     $  298,252
Portfolio turnover rate ...............          4.16%         15.47%          6.13%          7.98%          6.74%          6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Federal Tax-Free Income Fund

CLASS C

                                            SIX MONTHS
                                              ENDED
                                           OCTOBER 31,                             YEAR ENDED APRIL 30,
                                               2008       ----------------------------------------------------------------------
                                           (UNAUDITED)       2008           2007           2006           2005           2004
                                           -----------    ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..    $    11.81     $    12.11     $    11.99     $    12.23     $    11.90     $    11.99
                                           ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.23           0.46           0.49           0.46           0.50           0.51
   Net realized and unrealized gains
      (losses) ........................         (1.08)         (0.30)          0.11          (0.22)          0.32          (0.11)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ......         (0.85)          0.16           0.60           0.24           0.82           0.40
                                           ----------     ----------     ----------     ----------     ----------     ----------
Less distributions from net investment
   income .............................         (0.23)         (0.46)         (0.48)         (0.48)         (0.49)         (0.49)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Redemption fees(c) ....................            --(d)          --(d)          --(d)          --(d)          --(d)          --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........    $    10.73     $    11.81     $    12.11     $    11.99     $    12.23     $    11.90
                                           ==========     ==========     ==========     ==========     ==========     ==========
Total return(e) .......................         (7.31)%         1.41%          5.08%          1.99%          7.09%          3.39%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................          1.16%          1.16%          1.17%          1.17%          1.17%          1.17%
Net investment income .................          4.02%          3.88%          4.02%          3.77%          4.16%          4.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $  656,580     $  594,724     $  449,918     $  403,084     $  371,438     $  373,431
Portfolio turnover rate ...............          4.16%         15.47%          6.13%          7.98%          6.74%          6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              20| Semiannual Report

Franklin Federal Tax-Free Income Fund

                                            SIX MONTHS
                                              ENDED
                                           OCTOBER 31,                             YEAR ENDED APRIL 30,
                                               2008       ----------------------------------------------------------------------
ADVISOR CLASS                              (UNAUDITED)       2008           2007           2006           2005           2004
-------------                              -----------    ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..    $    11.82     $    12.12     $    12.00     $    12.23     $    11.92     $    12.00
                                           ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.27           0.54           0.57           0.54           0.58           0.59
     Net realized and unrealized gains
      (losses) ........................         (1.08)         (0.30)          0.11          (0.21)          0.30          (0.10)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ......         (0.81)          0.24           0.68           0.33           0.88           0.49
                                           ----------     ----------     ----------     ----------     ----------     ----------
Less distributions from net investment
   income .............................         (0.27)         (0.54)         (0.56)         (0.56)         (0.57)         (0.57)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Redemption fees(c) ....................            --(d)          --(d)          --(d)          --(d)          --(d)          --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........    $    10.74     $    11.82     $    12.12     $    12.00     $    12.23     $    11.92
                                           ==========     ==========     ==========     ==========     ==========     ==========
Total return(e) .......................         (7.01)%         2.07%          5.76%          2.63%          7.71%          4.17%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................          0.51%          0.51%          0.52%          0.52%          0.52%          0.52%
Net investment income .................          4.67%          4.53%          4.67%          4.42%          4.81%          4.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $  359,929     $  252,943     $  191,387     $  155,857     $  112,032     $   97,303
Portfolio turnover rate ...............          4.16%         15.47%          6.13%          7.98%          6.74%          6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS 97.0%
    ALABAMA 1.4%
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
       6/01/28 ..............................................................................   $      7,000,000   $    6,744,290
    Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 ....................         11,025,000        9,844,222
    Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project,
       Refunding, 6.00%, 8/01/29 ............................................................         12,000,000        8,328,120
       Series A, 6.70%, 11/01/29 ............................................................          4,000,000        3,047,600
    East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
       Series B, 5.50%, 9/01/33 .............................................................         18,500,000       16,402,655
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
       9/01/14 ..............................................................................          1,445,000        1,439,899
    Homewood GO, wts., Refunding, FSA Insured, 4.75%, 9/01/30 ...............................          9,265,000        8,036,739
    Mobile GO, wts., Refunding and Improvement, AMBAC Insured, 5.00%, 2/15/30 ...............          5,000,000        4,742,350
    Montgomery County Public Building Authority Revenue, wts., Facilities Project, MBIA
       Insured, 5.00%, 3/01/31 ..............................................................          6,250,000        5,837,813
    University of Alabama General Revenue, Series A,
       MBIA Insured, 5.00%, 7/01/29 .........................................................         10,000,000        9,661,900
       MBIA Insured, 5.00%, 7/01/34 .........................................................         10,500,000        9,795,660
       XLCA Insured, 5.00%, 7/01/28 .........................................................          5,000,000        4,794,300
       XLCA Insured, 5.00%, 7/01/32 .........................................................          5,500,000        5,099,270
    University of Alabama University Revenues, Hospital, Series A, MBIA Insured,
      Pre-Refunded, 5.875%, 9/01/31 .........................................................          5,000,000        5,338,950
    University of South Alabama University Revenues, Tuition, Capital Improvement, Refunding,
       AMBAC Insured, 5.00%, 12/01/36 .......................................................         11,570,000       10,090,544
                                                                                                                   --------------
                                                                                                                      109,204,312
                                                                                                                   --------------
    ALASKA 0.4%
    Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
       12/01/29 .............................................................................          4,000,000        3,648,400
       12/01/30 .............................................................................          3,500,000        3,168,900
    Alaska State International Airports Revenues, Series B,
       AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27 .........................................         15,000,000       16,108,650
       MBIA Insured, 5.00%, 10/01/28 ........................................................          5,100,000        4,536,705
                                                                                                                   --------------
                                                                                                                       27,462,655
                                                                                                                   --------------
    ARIZONA 2.8%
    Downtown Phoenix Hotel Corp. Revenue, Senior Series A, FGIC Insured, 5.00%,
       7/01/29 ..............................................................................         14,465,000       11,627,980
       7/01/36 ..............................................................................         15,000,000       11,256,900
    Glendale Western Loop 101 Public Facilities Corp., third lien Revenue, Series A, 6.25%,
       7/01/38 ..............................................................................         10,000,000        9,723,200
    Maricopa County IDA Health Facility Revenue, Catholic Healthcare West Project, Refunding,
       Series A, 5.00%, 7/01/16 .............................................................         19,270,000       18,419,037
    Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ....         19,000,000       15,820,350
    Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%,
       1/01/25 ..............................................................................         22,500,000       23,617,125
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, 5.00%, 7/01/33 ..         28,000,000       24,526,600


                             22 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
       Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
       7/01/32 ..............................................................................   $      6,000,000   $    4,212,000
       7/01/34 ..............................................................................          5,000,000        3,455,850
       7/01/35 ..............................................................................          9,860,000        6,789,793
    Pima County IDA Lease Revenue, Pima County Arizona, 5.00%, 9/01/39 ......................         20,000,000       17,271,600
    Salt River Project Agricultural Improvement and Power District Electric System Revenue,
       Salt River Project, Refunding, Series A, 5.125%, 1/01/27 .............................         35,000,000       34,976,900
       Salt River Project, Series B, 5.00%, 1/01/25 .........................................         17,500,000       17,403,050
       Series A, 5.00%, 1/01/38 .............................................................         10,000,000        9,332,000
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 ..........................         10,000,000        6,132,300
    University Medical Center Corp. Revenue, 5.00%, 7/01/35 .................................          7,000,000        4,890,270
                                                                                                                   --------------
                                                                                                                      219,454,955
                                                                                                                   --------------
    ARKANSAS 1.3%
    Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
       5.60%, 6/01/24 .......................................................................          1,200,000          971,688
    Fort Smith Water and Sewer Revenue, Construction, Refunding, FSA Insured, 5.00%,
       10/01/32 .............................................................................         10,000,000        9,389,400
    Little Rock Sewer Revenue, Construction, Series A, FSA Insured, 5.00%, 6/01/31 ..........          8,690,000        8,228,474
    Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
       12/01/16 .............................................................................          2,600,000        2,583,646
       11/01/20 .............................................................................         60,500,000       57,288,660
    Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St.
       Vincent's Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 ..............................            125,000          130,561
    Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
       AMBAC Insured, 5.80%, 6/01/11 ........................................................            160,000          160,189
    University of Arkansas University Revenues,
       Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
          Insured, 5.00%, 11/01/28 ..........................................................          1,000,000          931,740
       Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
          Insured, 5.00%, 11/01/34 ..........................................................          9,000,000        8,004,240
       Various Facility, Fayetteville Campus, AMBAC Insured, 5.00%, 11/01/31 ................          7,705,000        7,087,599
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 .................          5,000,000        4,757,750
    University of Central Arkansas Revenue, FGIC Insured, 5.00%, 11/01/37 ...................          5,020,000        4,307,160
                                                                                                                   --------------
                                                                                                                      103,841,107
                                                                                                                   --------------
    CALIFORNIA 7.3%
    Alhambra COP, Clubhouse Facility Project, 11.25%,
       1/01/09 ..............................................................................            455,000          460,583
       1/01/10 ..............................................................................            500,000          506,250
    California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
       first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ....................         24,500,000       24,770,235
    California State GO,
       6.00%, 5/01/18 .......................................................................            535,000          540,355
       6.00%, 5/01/20 .......................................................................            850,000          852,898
       5.90%, 4/01/23 .......................................................................          1,200,000        1,204,116


                             Semiannual Report | 23

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
       5.125%, 2/01/26 ......................................................................   $      7,500,000   $    7,120,575
       Pre-Refunded, 5.125%, 6/01/25 ........................................................         24,705,000       26,374,070
       Pre-Refunded, 5.25%, 4/01/27 .........................................................         17,500,000       19,194,525
       Pre-Refunded, 5.00%, 2/01/32 .........................................................         49,000,000       52,282,510
       Refunding, 5.00%, 2/01/26 ............................................................         27,000,000       25,449,120
       Refunding, 5.00%, 2/01/26 ............................................................         20,000,000       18,708,600
       Various Purpose, 5.25%, 11/01/25 .....................................................         16,260,000       15,867,321
       Various Purpose, 5.00%, 8/01/33 ......................................................         25,000,000       22,242,000
       Various Purpose, 5.50%, 11/01/33 .....................................................          2,500,000        2,411,225
       Various Purpose, Refunding, 5.25%, 3/01/38 ...........................................         20,000,000       18,247,200
    California Statewide CDA Revenue,
       Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ................................         10,000,000        8,687,500
       St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 .....................          5,000,000        4,429,100
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ......................         10,000,000        8,388,700
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, zero cpn., 1/15/24 ..................................         65,000,000       20,322,900
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter,
          1/15/23 ...........................................................................         35,000,000       29,450,750
       Refunding, 5.75%, 1/15/40 ............................................................         20,000,000       16,020,600
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ....................................         13,255,000        9,498,533
       Pre-Refunded, 5.375%, 6/01/28 ........................................................         50,000,000       51,965,500
       Series A-1, Pre-Refunded, 6.25%, 6/01/33 .............................................         24,320,000       25,981,056
    Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, Pre-Refunded,
       5.00%, 8/01/27 .......................................................................          5,000,000        5,406,300
    Inland Empire Tobacco Asset Securitization Corp. Revenue,
       Series A, 5.00%, 6/01/21 .............................................................         11,930,000       10,135,370
       Series C-1, zero cpn., 6/01/36 .......................................................        100,000,000        6,673,000
    Los Angeles Regional Airports Improvement Corp. Lease Revenue,
(a) Facilities Lease, United Airlines Inc., Los Angeles International Airport,
          Refunding, 6.875%, 11/15/12 .......................................................          8,400,000        4,397,148
       Facilities Sublease, Delta Airlines Inc., Los Angeles International Airport,
          Refunding, 6.35%, 11/01/25 ........................................................          7,500,000        5,369,625
    Los Angeles USD, GO,
       Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 ............................         10,000,000        9,175,600
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28 .................................         25,000,000       26,998,500
    Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 ..........         10,000,000        9,252,400
    Metropolitan Water District of Southern California Waterworks Revenue, Series B-2,
       FGIC Insured, 5.00%, 10/01/27 ........................................................          9,645,000        9,436,861
    Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ..............          5,285,000        5,714,459
    Sacramento County Airport System Revenue, Senior Series B, FSA Insured, 5.25%,
       7/01/33 ..............................................................................         16,355,000       13,533,272
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ............................         50,000,000       44,286,000
       senior lien, 5.00%, 1/01/33 ..........................................................          5,000,000        3,631,800
       senior lien, ETM, zero cpn., 1/01/23 .................................................          7,000,000        3,265,360
                                                                                                                   --------------
                                                                                                                      568,251,917
                                                                                                                   --------------


                             24 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO 3.0%
    Adams County Revenue, FHA Insured Mortgage, Platte Valley Medical Center, Refunding,
       MBIA Insured, 5.00%, 2/01/31 .........................................................   $      6,560,000   $    5,971,305
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
       8/01/32 ..............................................................................         10,000,000        9,429,300
       8/01/36 ..............................................................................         41,235,000       37,833,525
       8/01/39 ..............................................................................         26,930,000       24,564,469
    Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC
       Insured, 5.00%, 3/01/37 ..............................................................         10,000,000        8,717,800
    Colorado Health Facilities Authority Revenue,
       Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ...........................         10,000,000        9,138,000
       Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ....................................         13,250,000       13,485,850
       Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 .....................................         20,200,000       20,559,560
       Valley View Hospital Assn., Refunding, 5.50%, 5/15/28 ................................          5,000,000        3,965,900
       Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 ................................          7,000,000        5,474,770
    Colorado Springs Airport Revenue, Series C, zero cpn., 1/01/11 ..........................          1,450,000        1,335,015
 (b)Colorado State Higher Education Capital Construction Lease Purchase Financing Program
       COP, 5.50%, 11/01/27 .................................................................         10,000,000        9,724,600
    Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ...........         10,000,000        8,960,200
    Denver City and County Airport Revenue, System, Refunding, Series A, XLCA Insured,
       5.00%, 11/15/25 ......................................................................          8,000,000        7,226,880
    Denver City and County School District No. 1 COP, Denver School Facilities Leasing
       Corp., AMBAC Insured, 5.50%, 12/15/08 ................................................            330,000          330,277
    Littleton MFHR, Riverpointe I, Series A, FSA Insured, Pre-Refunded, 5.95%, 4/01/29 ......         10,275,000       10,641,612
    Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
       5/15/35 ..............................................................................          9,950,000        8,711,424
    Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.125%, 6/15/31 ........................................................          7,500,000        8,035,950
    Public Authority for Colorado Energy Natural Gas Purpose Revenue, 6.50%, 11/15/38 .......         20,000,000       15,593,400
    Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 .................          5,500,000        5,358,485
    Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 ........................         10,000,000        9,311,400
    University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
       11/15/29 .............................................................................          8,500,000        7,423,050
                                                                                                                   --------------
                                                                                                                      231,792,772
                                                                                                                   --------------
    CONNECTICUT 0.0%(c)
    Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
       5.80%, 8/20/39 .......................................................................          2,615,000        2,326,356
                                                                                                                   --------------
    DISTRICT OF COLUMBIA 1.8%
    District of Columbia Ballpark Revenue, Series B-1, BHAC Insured, 5.00%,
       2/01/24 ..............................................................................         12,120,000       11,828,756
       2/01/25 ..............................................................................          7,000,000        6,780,060
       2/01/26 ..............................................................................          9,950,000        9,527,822
    District of Columbia GO,
       Series A, FSA Insured, 5.375%, 6/01/24 ...............................................          3,580,000        3,594,750
       Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 .................................          1,420,000        1,464,460
       Series E, MBIA Insured, ETM, 6.00%, 6/01/13 ..........................................             15,000           15,041


                             Semiannual Report | 25

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    DISTRICT OF COLUMBIA (CONTINUED)
    District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1,
       FSA Insured, 5.45%, 7/15/35 ..........................................................   $     25,000,000   $   22,970,750
    District of Columbia Revenue,
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
          4/01/20 ...........................................................................          8,860,000        5,016,709
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
          4/01/22 ...........................................................................         12,870,000        6,444,524
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
          4/01/23 ...........................................................................         14,160,000        6,667,802
       Deed Tax, Housing Product Trust Fund, Series A, MBIA Insured, 5.00%, 6/01/32 .........          5,000,000        4,412,850
       Gains-Georgetown University, Capital Appreciation, Refunding, AMBAC Insured, zero
          cpn. to 4/01/18, 5.00% thereafter, 4/01/32 ........................................         15,370,000        7,395,276
       Georgetown University, Refunding, Series D, 5.50%, 4/01/36 ...........................          5,000,000        4,426,500
       Medlantic/Helix, Series B, FSA Insured, 5.00%, 8/15/38 ...............................         20,000,000       17,334,800
    District of Columbia Tobacco Settlement FICO Revenue, Asset-Backed Bonds, Refunding,
       6.50%, 5/15/33 .......................................................................         35,000,000       27,525,400
    Metropolitan Washington D.C. Airports Authority Airport System Revenue, Refunding,
       Series A, 5.375%, 10/01/29 ...........................................................          5,000,000        4,272,850
                                                                                                                   --------------
                                                                                                                      139,678,350
                                                                                                                   --------------
    FLORIDA 6.8%
    Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%, 8/01/37 ..............         12,245,000       10,369,066
    Broward County School Board COP,
       MBIA Insured, 5.00%, 7/01/28 .........................................................         17,415,000       15,668,275
       Series A, FSA Insured, 5.25%, 7/01/24 ................................................         25,000,000       24,399,000
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 ......................          5,000,000        4,271,550
    Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
       AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 .........................................         10,000,000       10,498,600
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series
       D,
       5.75%, 6/01/22 .......................................................................         10,000,000       10,319,000
       6.00%, 6/01/23 .......................................................................         17,500,000       18,954,600
    Florida State Mid-Bay Bridge Authority Revenue, Series A,
       AMBAC Insured, zero cpn., 10/01/23 ...................................................          4,950,000        1,897,087
       AMBAC Insured, zero cpn., 10/01/24 ...................................................          2,970,000        1,068,576
       Pre-Refunded, zero cpn., 10/01/23 ....................................................             50,000           24,808
       Pre-Refunded, zero cpn., 10/01/24 ....................................................             30,000           14,057
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ..........................         10,000,000        8,909,100
    Hillsborough County Aviation Authority Revenue, Series A, Assured Guaranty, 5.50%,
       10/01/38 .............................................................................          5,000,000        4,308,250
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 ......          6,500,000        6,037,850
    Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ..........................         13,500,000       10,895,175
    Hillsborough County School Board COP,
       Master Lease Program, Series B, MBIA Insured, 5.00%, 7/01/27 .........................          5,000,000        4,669,550
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ....................................          5,000,000        4,655,450
    Indian River County School Board COP, FGIC Insured, 5.00%, 7/01/27 ......................         16,485,000       14,827,104
    Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 ......         20,175,000       18,687,699


                             26 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo Clinic,
       5.00%, 11/15/36 ......................................................................   $     17,950,000   $   14,312,791
    Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 .............          6,015,000        5,550,582
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
       10/01/23 .............................................................................          6,000,000        5,767,980
       10/01/26 .............................................................................         20,000,000       19,199,000
    Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 ......................          5,000,000        4,701,150
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
       CIFG Insured, 5.00%, 10/01/35 ........................................................         10,645,000        9,056,660
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub of the Americas, Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ..............         15,000,000       10,790,700
       Refunding, Series A, Assured Guaranty, 5.25%, 10/01/33 ...............................         11,000,000        8,686,480
       Refunding, Series A, Assured Guaranty, 5.25%, 10/01/38 ...............................         13,000,000       10,046,010
       Refunding, Series B, FSA Insured, 5.00%, 10/01/41 ....................................         20,000,000       17,026,000
    Miami-Dade County Educational Facilities Authority Revenue, University of Miami, Series
       A, 5.50%, 4/01/38 ....................................................................         12,500,000       11,340,750
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA
       Insured, 5.00%, 6/01/30 ..............................................................         10,630,000        9,164,017
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 .................         10,000,000        8,879,000
       Sub Series B, MBIA Insured, zero cpn., 10/01/34 ......................................          5,500,000          955,900
    Miami-Dade County Transit Sales Surtax Revenue, Refunding, FSA Insured, 5.00%,
       7/01/38 ..............................................................................         18,845,000       16,524,615
    Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional Healthcare,
       Series B, FSA Insured, 5.00%, 12/01/32 ...............................................         20,000,000       17,833,200
    Orlando Tourist Development Tax Revenue, Orlando, Assured Guaranty, 5.50%, 11/01/38 .....         23,490,000       22,557,917
    Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 .....          7,500,000        7,512,825
    Orlando-Orange County Expressway Authority Revenue,
       Series A, FSA Insured, 5.00%, 7/01/32 ................................................         12,000,000       10,820,400
       Series B, AMBAC Insured, 5.00%, 7/01/28 ..............................................         10,630,000        9,563,811
    Palm Beach County School Board COP,
       Refunding, Series D, FSA Insured, 5.00%, 8/01/28 .....................................         25,000,000       22,640,500
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 .................................          5,100,000        5,443,281
    Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.25%, 10/01/38 ............         16,500,000       14,512,245
    Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 .........................................          7,000,000        6,461,350
    South Broward Hospital District Revenue,
       South Broward Hospital District Obligated Group, Refunding, 4.75%, 5/01/28 ...........         10,000,000        7,897,300
       South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36 ...........         12,500,000        9,777,750
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Group, 5.00%, 8/15/32 ................................................................         31,070,000       24,598,119
    St. Lucie County Transportation Revenue, AMBAC Insured, 5.00%, 8/01/27 ..................          5,785,000        5,436,685
    Tallahassee Energy System Revenue, Refunding, MBIA Insured, 5.00%, 10/01/37 .............         20,000,000       18,047,200
    Tampa Bay Water Utility System Revenue, Series B, FGIC Insured,
       5.00%, 10/01/26 ......................................................................          5,245,000        4,873,602
       5.00%, 10/01/31 ......................................................................         10,000,000        9,074,300
       Pre-Refunded, 5.00%, 10/01/26 ........................................................          4,755,000        5,010,819
                                                                                                                   --------------
                                                                                                                      524,537,736
                                                                                                                   --------------


                             Semiannual Report | 27

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA 4.0%
    Athens-Clarke County Unified Government Water and Sewer Revenue, 5.50%, 1/01/38 .........   $     14,500,000   $   14,373,995
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 .....................................         19,500,000       17,455,620
       Series J, FSA Insured, 5.00%, 1/01/29 ................................................         10,000,000        9,173,600
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ..         18,295,000       19,162,183
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ........          6,385,000        6,251,809
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ........          6,955,000        6,766,728
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ........          5,000,000        4,832,000
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ........          5,000,000        4,814,850
       Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
          1/01/27 ...........................................................................          5,000,000        5,275,750
    Atlanta Development Authority Student Housing Facilities Revenue, Piedmont Ellis LLC,
       Series A, XLCA Insured, 5.00%, 9/01/30 ...............................................         10,000,000        8,782,800
    Atlanta Water and Wastewater Revenue,
       FSA Insured, 5.00%, 11/01/34 .........................................................         20,205,000       17,889,507
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ...................................         13,000,000       11,472,500
    Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue,
       MGC Real Estate Foundation II LLC Project,
          5.00%, 7/01/33 ....................................................................          5,000,000        4,087,650
          5.25%, 7/01/38 ....................................................................         10,000,000        8,361,800
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.375%, 7/01/39 .........         23,075,000       21,896,560
    Burke County Development Authority PCR, Oglethorpe Power, Vogtle Project, Series B,
       5.50%, 1/01/33 .......................................................................         15,000,000       12,932,250
    Clark County Hospital Authority Revenue, Athens Regional Medical Center Project,
       MBIA Insured, 5.00%, 1/01/27 .........................................................          5,000,000        4,684,350
    Clayton County Development Authority Student Housing and Activity Center Revenue,
       CSU Foundation Real Estate I LLC Project, XLCA Insured, 5.00%, 7/01/33 ...............         11,125,000        9,165,331
    Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%, 4/01/28 ........         18,000,000       16,739,460
    De Kalb County Water and Sewer Revenue, Pre-Refunded, 5.25%, 10/01/25 ...................         12,000,000       12,729,120
    Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
       5.00%, 1/01/25 .......................................................................          5,000,000        4,683,000
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
       Systems Inc. Project, Series B, MBIA Insured, Pre-Refunded, 5.30%, 9/01/27 ...........         10,000,000       10,853,900
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 .........         20,000,000       21,491,400
    Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
       Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 ..................................          5,770,000        5,543,989
    Houston County Hospital Authority Revenue, Anticipation Certificates, Houston Healthcare
       Project, 5.25%, 10/01/35 .............................................................         10,485,000        7,713,081
    Jefferson Public Building Authority Revenue, Jackson County Facilities, Series A,
       XLCA Insured, 5.00%, 3/01/32 .........................................................          6,075,000        5,425,704
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/28 ..............          5,000,000        3,671,950
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
       MBIA Insured, Pre-Refunded, 5.00%,
          7/01/25 ...........................................................................         12,160,000       12,985,299
          7/01/26 ...........................................................................         12,800,000       13,668,736
    Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
       Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 ............................          5,000,000        4,515,750
                                                                                                                   --------------
                                                                                                                      307,400,672
                                                                                                                   --------------


                             28 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    HAWAII 0.7%
    Hawaii State Airports System Revenue, Second Series,
       ETM, 6.90%, 7/01/12 ..................................................................   $        410,000   $      429,852
       MBIA Insured, ETM, 6.90%, 7/01/12 ....................................................            350,000          366,947
    Hawaii State Department of Budget and Finance Special Purpose Revenue,
       Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 .....................................          4,000,000        4,073,400
       Wilcox Memorial Hospital Projects, Refunding, 5.25%, 7/01/13 .........................            600,000          571,152
       Wilcox Memorial Hospital Projects, Refunding, 5.35%, 7/01/18 .........................          2,040,000        1,792,038
       Wilcox Memorial Hospital Projects, Refunding, 5.50%, 7/01/28 .........................          1,470,000        1,163,711
    Hawaii State GO,
       Refunding, Series BW, 6.375%, 3/01/11 ................................................             95,000          102,469
       Series BW, ETM, 6.375%, 3/01/11 ......................................................              5,000            5,417
       Series CA, 6.00%, 1/01/09 ............................................................            100,000          100,641
       Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 ................................          5,000,000        5,227,350
    Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Refunding,
       Series A, FNMA Insured, 5.75%, 7/01/30 ...............................................            310,000          307,390
    Honolulu City and County Board of Water Supply Water System Revenue, Refunding, Series A,
       MBIA Insured, 5.00%, 7/01/36 .........................................................         20,000,000       18,267,000
    Honolulu City and County GO,
       ETM, 6.00%, 12/01/14 .................................................................            150,000          169,648
       Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ....................................          5,250,000        5,328,015
    Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 .........          1,175,000        1,065,431
    Honolulu City and County Wastewater System Revenue,
       First Bond Resolution, Senior Series, AMBAC Insured, Pre-Refunded, 5.125%,
          7/01/31 ...........................................................................          8,000,000        8,472,560
       Second Bond Resolution, Refunding, Junior Series, FGIC Insured, 5.00%, 7/01/23 .......         10,000,000        9,716,100
    Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .....................            220,000          231,403
                                                                                                                   --------------
                                                                                                                       57,390,524
                                                                                                                   --------------
    IDAHO 0.0%(c)
    Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 .....................            135,000          122,676
                                                                                                                   --------------
    ILLINOIS 5.2%
    Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 ......................          7,765,000        6,304,559
    Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Radian
       Insured, 5.125%, 11/01/37 ............................................................          5,000,000        4,132,100
    Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ..............................................          6,500,000        7,057,310
    Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, ETM, 5.75%,
       1/01/23 ..............................................................................          8,955,000        9,586,596
    Illinois Development Finance Authority Hospital Revenue, Adventist Health System, Sunbelt
       Obligation, Pre-Refunded,
       5.65%, 11/15/24 ......................................................................          6,030,000        6,337,229
       5.50%, 11/15/29 ......................................................................         20,000,000       20,988,600
    Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
       MBIA Insured, 5.50%, 5/15/21 .........................................................         10,000,000       10,092,500
    Illinois Finance Authority Revenue,
       Alexian Brothers Health System, Refunding, Series A, FSA Insured, 5.50%, 1/01/28 .....         45,000,000       42,897,150
       Columbia College, MBIA Insured, 5.00%, 12/01/32 ......................................         15,440,000       13,713,654
       Resurrection Health Care, Series B, FSA Insured, 5.25%, 5/15/29 ......................         28,650,000       26,689,480
       Rush University Medical Center, Refunding, Series B, MBIA Insured, 5.75%,
          11/01/28 ..........................................................................          2,500,000        2,210,875
       Rush University Medical Center, Refunding, Series B, MBIA Insured, 5.25%,
          11/01/35 ..........................................................................          3,000,000        2,339,910
       Sherman Health System, Series A, 5.50%, 8/01/37 ......................................          5,000,000        3,715,500


                             Semiannual Report | 29

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Illinois Health Facilities Authority Revenue,
       Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
          8/15/25 ...........................................................................   $      9,120,000   $    9,486,624
       Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
          7/01/18 ...........................................................................          7,090,000        7,136,439
       Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 .......          2,105,000        2,330,382
       Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ...................          2,885,000        2,842,187
       Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
          11/15/28 ..........................................................................          7,500,000        7,293,975
       South Suburban Hospital, ETM, 7.00%, 2/15/18 .........................................          4,200,000        4,824,540
    Illinois Municipal Electric Agency Power Supply Revenue, Series A, FGIC Insured, 5.00%,
       2/01/35 ..............................................................................         20,000,000       16,838,600
    Illinois State GO, FSA Insured, 5.00%, 9/01/29 ..........................................         12,000,000       11,563,080
    Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
       2/01/22 ..............................................................................          5,285,000        5,637,404
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ..........          9,275,000        9,165,648
       Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/09 ...............            235,000          231,682
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn.
          to 6/14/12, 5.50% thereafter, 6/15/20 .............................................          8,240,000        6,919,787
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn.
          to 6/14/12, 5.55% thereafter, 6/15/21 .............................................          6,000,000        5,001,840
       Capital Appreciation, McCormick Place, Refunding, Series B, zero cpn. to 6/14/17,
          5.65% thereafter, 6/15/22 .........................................................         30,000,000       19,093,200
       Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ................          1,490,000        1,472,433
       McCormick Place Expansion Project, 6.50%, 6/15/22 ....................................              5,000            5,007
       McCormick Place Expansion Project, 6.50%, 6/15/27 ....................................            555,000          555,838
       McCormick Place Expansion Project, Refunding, FGIC Insured, 5.25%, 12/15/28 ..........         39,580,000       38,759,507
       McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ............            250,000          250,363
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
          6/15/10 ...........................................................................          7,845,000        7,521,629
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
          6/15/11 ...........................................................................          9,690,000        8,942,126
       McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn., 6/15/10 ........            155,000          146,132
       McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 ...........         26,795,000       25,614,948
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
       Place Convention Center, ETM, 7.00%, 7/01/26 .........................................         12,000,000       14,285,640
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .....          1,000,000        1,158,780
    Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
       6.625%, 2/01/10 ......................................................................          1,345,000        1,346,385
    Southwestern Illinois Development Authority Revenue, Capital Appreciation, Local
       Government Program, FSA Insured, zero cpn.,
       12/01/24 .............................................................................          3,850,000        1,410,063
       12/01/26 .............................................................................          7,700,000        2,451,911
    University of Illinois University Revenues, Auxiliary Facilities System,
       AMBAC Insured, zero cpn., 4/01/10 ....................................................         14,250,000       13,667,745
       Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ...................................          5,000,000        4,693,450
       Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ...................................          3,585,000        3,587,617
       Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 ................................          8,415,000        8,897,095


                             30 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Upper River Valley Development Authority Environmental Facilities Revenue, General
       Electric Co. Project, 5.45%, 2/01/23 .................................................   $      3,600,000   $    3,561,048
                                                                                                                   --------------
                                                                                                                      402,758,568
                                                                                                                   --------------
    INDIANA 0.7%
    Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
       3/01/27 ..............................................................................          5,000,000        4,012,100
    Indiana Health Facility Financing Authority Hospital Revenue,
       Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/21 .........         15,590,000       14,011,201
       Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/21 ......          1,910,000        2,101,095
       Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ..................          1,200,000        1,016,412
    Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
       Refunding, 5.625%, 5/15/28 ...........................................................          1,750,000        1,265,390
    Indiana State Development Financing Authority Environmental Revenue, Refunding, 6.25%,
       7/15/30 ..............................................................................          2,000,000        2,000,000
    Indiana State Educational Facilities Authority Revenue,
       DePauw University Project, Refunding, 5.30%, 7/01/16 .................................            600,000          609,360
       Valparaiso University, Refunding, AMBAC Insured, 5.125%, 10/01/23 ....................          2,015,000        2,021,911
    Indiana Transportation Finance Authority Highway Revenue, Pre-Refunded, 5.375%,
       12/01/25 .............................................................................         15,000,000       15,855,900
(d) Jasper County EDR, Georgia-Pacific Corp. Project,
       5.625%, 12/01/27 .....................................................................          3,500,000        2,319,730
       Refunding, 6.70%, 4/01/29 ............................................................          3,000,000        2,242,050
    Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C, MBIA
       Insured, 5.60%, 11/01/16 .............................................................          5,000,000        4,859,100
    Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
       8.00%, 1/01/14 .......................................................................             75,000           75,215
    Petersburg PCR, 5.75%, 8/01/21 ..........................................................          5,000,000        4,439,550
                                                                                                                   --------------
                                                                                                                       56,829,014
                                                                                                                   --------------
    KANSAS 0.8%
    Burlington PCR, Kansas Gas and Electric Co. Project, Refunding,
       Series A, MBIA Insured, 5.30%, 6/01/31 ...............................................         18,000,000       15,171,300
       Series B, MBIA Insured, 4.85%, 6/01/31 ...............................................         19,325,000       15,177,662
    Kansas State Development Finance Authority Health Facilities Revenue, Stormont-Vail
       HealthCare Inc., Series L, MBIA Insured, 5.125%, 11/15/36 ............................          3,750,000        3,256,425
    Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
       Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 ..................................          2,000,000        1,866,680
    Kansas State Development Finance Authority Revenue, Water Pollution Control,
       Revolving Fund,
       Refunding, Series II, 5.125%, 11/01/18 ...............................................          3,450,000        3,525,141
       Series II, Pre-Refunded, 5.125%, 11/01/18 ............................................          1,550,000        1,650,347
    Newton Hospital Revenue, Newton Healthcare Corp., Series A, Pre-Refunded, 5.70%,
       11/15/18 .............................................................................          1,875,000        1,876,837
    Overland Park Development Corp. Revenue, second tier, Convention, Refunding, Series B,
       AMBAC Insured, 5.125%, 1/01/32 .......................................................         20,000,000       16,250,400
                                                                                                                   --------------
                                                                                                                       58,774,792
                                                                                                                   --------------


                             Semiannual Report | 31

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY 1.7%
    Carroll County Environmental Facilities Revenue, AMBAC Insured, 5.75%, 2/01/26 ..........   $     12,500,000   $   11,839,875
    Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
       8/15/09 ..............................................................................          4,580,000        4,503,743
       8/15/10 ..............................................................................          4,620,000        4,323,950
       8/15/13 ..............................................................................          6,825,000        5,499,790
       8/15/14 ..............................................................................          6,860,000        5,236,238
       8/15/16 ..............................................................................          7,005,000        4,752,752
       8/15/17 ..............................................................................          7,115,000        4,514,610
    Kentucky Economic Development Finance Authority Health System Revenue,
       Norton Healthcare Inc.,
       Refunding, Series B, MBIA Insured, zero cpn., 10/01/18 ...............................          8,585,000        4,863,403
       Refunding, Series C, MBIA Insured, 6.05%, 10/01/19 ...................................          7,385,000        7,332,197
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/21 ...................................          6,050,000        5,902,078
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/23 ...................................         11,295,000       10,800,166
       Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/19 ................................          3,695,000        4,158,020
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/21 ................................          2,875,000        3,241,706
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/23 ................................          5,650,000        6,370,658
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement,
       5.80%, 10/01/12 ......................................................................          1,000,000          952,340
       5.85%, 10/01/17 ......................................................................          5,615,000        4,859,165
    Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
       Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/38 ..................          4,000,000        3,762,040
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, MBIA Insured, 5.00%, 9/01/32 ...............................................         10,000,000        8,601,600
    Kentucky State Property and Buildings Commission Revenues, Refunding, 5.50%,
       11/01/28 .............................................................................         15,000,000       15,045,600
    Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine
       University, Refunding and Improvement, Series A, 6.00%, 5/01/33 ......................          3,000,000        2,498,850
    Louisville and Jefferson County Metropolitan Government Health Facilities Revenue,
       Jewish Hospital St. Marys Healthcare, Refunding, 6.125%, 2/01/37 .....................         11,500,000        9,674,605
                                                                                                                   --------------
                                                                                                                      128,733,386
                                                                                                                   --------------
    LOUISIANA 2.4%
    Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
       10/01/12 .............................................................................         14,285,000       14,030,299
    Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
       Hospital Project, Refunding, Series A, Connie Lee Insured,
       6.375%, 12/01/12 .....................................................................          3,265,000        3,462,826
       6.50%, 12/01/18 ......................................................................          5,530,000        6,289,490
    East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series A, 6.80%,
       10/01/28 .............................................................................            790,000          770,613
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
       11/01/27 .............................................................................          5,655,000        5,234,494
    Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
       5.55%, 6/01/32 .......................................................................            805,000          806,119
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 .................         12,485,000       11,963,876
    Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 .......          5,055,000        4,504,207


                             32 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana Local Government Environmental Facilities and CDA Revenue,
       Bossier City Public Improvement Projects, AMBAC Insured, 5.00%, 11/01/32 .............   $      6,730,000   $    5,809,403
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ......................          4,290,000        3,864,732
       MBIA Insured, 5.00%, 12/01/26 ........................................................          5,605,000        5,017,260
    Louisiana Public Facilities Authority Revenue,
       Millennium Housing LLC Student Housing, CIFG Insured, 5.00%, 11/01/30 ................         10,000,000        8,279,500
       Ochsner Clinic Foundation Project, Refunding, Series B, ETM, 5.75%, 5/15/23 ..........         10,000,000       10,886,800
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ..........................         10,260,000        7,581,114
       Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ..........................         10,000,000        7,501,700
       Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/32 ...........................................................................          5,000,000        5,304,400
    Louisiana State Gas and Fuels Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 6/01/27 ........................................................         19,250,000       18,331,583
       FSA Insured, 4.75%, 5/01/39 ..........................................................         17,250,000       14,282,310
    New Orleans GO, Radian Insured,
       5.00%, 12/01/27 ......................................................................          5,935,000        4,797,082
       5.125%, 12/01/33 .....................................................................         11,645,000        9,300,629
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..         2,200,000         2,141,238
    Rapides Finance Authority Revenue, Cleco Power LLC Project, Mandatory Put 10/01/11,
       6.00%, 10/01/38 ......................................................................          4,750,000        4,672,433
    St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/36 ..............................................          6,230,000        5,577,906
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
       6/01/37 ..............................................................................         40,500,000       25,269,570
    West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%, 11/01/15 ...........          3,050,000        2,933,033
                                                                                                                   --------------
                                                                                                                      188,612,617
                                                                                                                   --------------
    MAINE 0.2%
    Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
       6.20%, 9/01/19 .......................................................................          8,000,000        6,406,640
    Maine Health and Higher Educational Facilities Authority Revenue, Series A, MBIA Insured,
       5.00%, 7/01/32 .......................................................................          6,045,000        5,637,869
                                                                                                                   --------------
                                                                                                                       12,044,509
                                                                                                                   --------------
    MARYLAND 0.8%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
       9/01/32 ..............................................................................          3,500,000        2,768,465
    Baltimore Project Revenue,
       Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/37 .........................          5,000,000        4,437,100
       Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/37 ..............................          8,130,000        7,214,725
    Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
       Refunding, CIFG Insured, 5.00%, 6/01/33 ..............................................         15,000,000       11,931,150
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/28 .......................          6,000,000        5,732,040
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 .......................          9,000,000        8,201,070
       Upper Chesapeake Hospitals, Series C, 6.00%, 1/01/38 .................................          5,000,000        3,931,800
       Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 ......................         20,000,000       17,663,600
                                                                                                                   --------------
                                                                                                                       61,879,950
                                                                                                                   --------------


                             Semiannual Report | 33

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS 3.3%
    Massachusetts Bay Transportation Authority Revenue, Assessment,
       Refunding, Series A, 5.25%, 7/01/30 ..................................................   $      2,785,000   $    2,756,370
       Series A, Pre-Refunded, 5.25%, 7/01/30 ...............................................         14,740,000       15,397,699
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
       5.00%, 7/01/28 .......................................................................         10,000,000        9,718,900
    Massachusetts Educational Financing Authority Education Loan Revenue, Series H, Assured
       Guaranty, 6.35%, 1/01/30 .............................................................         10,000,000        8,825,200
    Massachusetts State Development Finance Agency Revenue,
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
          5.125%, 8/01/28 ...................................................................          6,735,000        6,639,902
       Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.00%, 9/01/37 .............         10,000,000        8,913,300
    Massachusetts State GO,
       Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ...........................         10,000,000        9,166,400
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ...........................................          4,100,000        4,310,617
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Berklee College Music, Refunding, Series A, 5.00%, 10/01/37 ..........................         10,000,000        8,516,600
       Berkshire Health System, Series E, 6.25%, 10/01/31 ...................................          2,250,000        1,920,375
       Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 ...................          4,500,000        4,064,265
       Caregroup, Series E-1, 5.125%, 7/01/33 ...............................................          3,000,000        2,068,590
       Caregroup, Series E-1, 5.125%, 7/01/38 ...............................................          3,500,000        2,334,605
       Emmanuel College, MBIA Insured, 5.00%, 7/01/37 .......................................         10,000,000        8,117,800
       Harvard University, Series FF, 5.00%, 7/15/22 ........................................         13,550,000       13,585,230
       Northeastern University, Series R, 5.00%, 10/01/33 ...................................          6,830,000        5,884,182
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
       5.65%, 10/01/17 ......................................................................          2,295,000        2,319,465
       5.70%, 10/01/27 ......................................................................          7,375,000        7,134,428
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
       AMBAC Insured, 4.50%, 8/15/35 ........................................................         30,000,000       24,207,600
       FSA Insured, 5.00%, 8/15/30 ..........................................................         15,000,000       14,384,100
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ....................................         52,130,000       43,303,870
       Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ...............................          5,000,000        4,494,350
       sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ........................         21,150,000       18,441,319
    Massachusetts State Water Pollution Abatement Trust Revenue,
       Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ..............            225,000          217,991
       Massachusetts Water Revenue Abatement Program, Series A, Pre-Refunded, 5.00%,
          8/01/32 ...........................................................................          4,775,000        5,089,243
       Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 .............          5,210,000        5,285,128
       Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ..........          1,290,000        1,342,864
    Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue,
       MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 ..........................................         16,405,000       17,230,007
                                                                                                                   --------------
                                                                                                                      255,670,400
                                                                                                                   --------------
    MICHIGAN 3.7%
    Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ................................          6,300,000        6,142,311
    Chippewa Valley School GO, Pre-Refunded, 5.125%, 5/01/27 ................................          5,310,000        5,668,425
    Coldwater Community Schools GO, MBIA Insured, Pre-Refunded, zero cpn., 5/01/18 ..........          5,935,000        3,318,733


                             34 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Detroit City School District GO, School Building and Site Improvements,
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 .................................   $      2,000,000   $    2,141,640
       Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .................................         14,925,000       15,957,959
       Series B, FGIC Insured, 5.00%, 5/01/33 ...............................................         16,870,000       15,038,424
    Detroit Sewer Disposal System Revenue,
       second lien, Series A, MBIA Insured, 5.00%, 7/01/30 ..................................          5,470,000        4,766,449
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ...................         10,000,000       10,485,900
    Detroit Water Supply System Revenue,
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ....................          5,000,000        5,369,400
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ..................................         17,575,000       15,221,180
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................          7,060,000        7,453,030
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................          6,170,000        6,529,649
    Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ............          8,625,000        8,160,458
    Grand Rapids Public Schools GO, School Building and Site, FSA Insured, 4.50%, 5/01/31 ...         21,800,000       18,906,922
    Harrison Community Schools GO, AMBAC Insured, zero cpn., 5/01/20 ........................          6,000,000        2,887,080
    Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
       5/01/30 ..............................................................................          4,145,000        4,354,696
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, 5.00%, 10/15/24 .............................         31,350,000       28,821,936
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ..................................          9,475,000        8,456,438
    Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
       MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .........................................         18,000,000       18,880,560
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ......         10,000,000        8,242,500
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 .............................................................................         10,000,000       10,697,800
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
       Senior Series A, 5.25%, 6/01/22 ......................................................         10,000,000        8,546,000
       Senior Series A, 6.00%, 6/01/34 ......................................................         42,680,000       31,166,643
       Turbo, Series A, 6.875%, 6/01/42 .....................................................         17,500,000       13,227,200
    Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
       MBIA Insured, 5.25%, 11/15/31 ........................................................         10,000,000        9,339,200
    Southgate Community School District GO, FGIC Insured, Pre-Refunded, 5.00%, 5/01/25 ......          5,500,000        5,592,070
    Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 ................          5,000,000        4,572,400
    West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 .........................          5,000,000        4,922,950
                                                                                                                   --------------
                                                                                                                      284,867,953
                                                                                                                   --------------
    MINNESOTA 1.2%
    Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ........................          9,100,000        6,821,178
    Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 .......          1,500,000        1,148,325
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .................................         32,025,000       33,757,232
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 .................................          5,000,000        5,251,200
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .................................         19,000,000       20,027,710
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...................................            510,000          525,356
    Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/30 ................          3,000,000        2,678,940


                             Semiannual Report | 35

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minnetonka MFHR, Ridgepointe II Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
       10/20/33 .............................................................................   $     11,075,000   $   11,794,100
    Roseville MFHR, Rosepointe I Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
       10/20/33 .............................................................................          7,845,000        8,274,984
    University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 ..........................          1,250,000        1,378,838
                                                                                                                   --------------
                                                                                                                       91,657,863
                                                                                                                   --------------
    MISSISSIPPI 0.9%
    Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%,
       2/01/26 ..............................................................................         36,500,000       29,108,750
    Jackson County Environmental Improvement Revenue, International Paper Co. Project,
       6.70%, 5/01/24 .......................................................................          3,500,000        2,824,990
    Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
       5.875%, 4/01/22 ......................................................................         40,000,000       32,155,200
       5.90%, 5/01/22 .......................................................................          8,250,000        6,643,643
    Mississippi State GO, Refunding, 5.75%, 12/01/12 ........................................          2,000,000        2,175,680
                                                                                                                   --------------
                                                                                                                       72,908,263
                                                                                                                   --------------
    MISSOURI 1.4%
    Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 ................          9,095,000        9,031,153
    Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery
       Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 ..................................         11,500,000       11,097,270
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
       Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 .............................         14,000,000       11,649,540
       Plum Point Project, MBIA Insured, 5.00%, 1/01/34 .....................................          8,000,000        6,393,680
    Missouri State Board of Public Buildings Special Obligation Revenue, Series A,
       4.75%, 10/15/28 ......................................................................          8,250,000        7,433,663
    Missouri State Health and Educational Facilities Authority Health Facilities
       Revenue, St. Luke's Health System, Series B, 5.50%, 11/15/35 .........................         15,000,000       14,291,100
    Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
       Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ....................................            230,000          217,619
       Series A, AMBAC Insured, 5.25%, 6/01/21 ..............................................          8,740,000        8,764,996
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 ................................          8,760,000        9,381,697
    St. Louis Airport Revenue,
       Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          7/01/20 ...........................................................................          5,000,000        5,272,900
       Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          7/01/21 ...........................................................................          7,250,000        7,645,705
       Capital Improvement Program, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          7/01/27 ...........................................................................         12,390,000       13,166,358
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
       5.40%, 5/15/28 .......................................................................          4,000,000        3,065,080
                                                                                                                   --------------
                                                                                                                      107,410,761
                                                                                                                   --------------
    MONTANA 0.5%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 .....         30,000,000       25,705,200
    Montana Facility Finance Authority Revenue, Benefis Health System, Refunding, Assured
       Guaranty, 5.00%, 1/01/37 .............................................................         13,500,000       11,974,770
                                                                                                                   --------------
                                                                                                                       37,679,970
                                                                                                                   --------------


                             36 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEBRASKA 1.6%
    Adams County School District No. 018 GO, Hastings Public Schools, FSA Insured, 5.00%,
       12/15/31 .............................................................................   $      5,795,000   $    5,400,071
    Lancaster County School District No. 001 GO, Lincoln Public Schools, 5.00%, 1/15/36 .....         24,725,000       23,154,468
    Lincoln Electric System Revenue, 5.00%, 9/01/31 .........................................          8,645,000        8,193,817
    Madison County Hospital Authority No. 001 Hospital Revenue, Faith Regional Health
       Services Project, Series A-1, 6.00%, 7/01/33 .........................................         12,000,000        9,507,240
    Omaha Convention Hotel Corp. Revenue, Convention Center, first tier,
       Refunding, AMBAC Insured, 5.00%, 2/01/35 .............................................         30,000,000       25,008,300
       Series A, AMBAC Insured, Pre-Refunded, 5.125%, 4/01/26 ...............................         12,500,000       13,303,375
    Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2,
       Series A, AMBAC Insured, 5.00%, 2/01/30 ..............................................         12,165,000       11,297,149
    Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A,
       AMBAC Insured, 5.00%, 1/01/37 ........................................................         15,000,000       12,771,150
    University of Nebraska Revenues,
       Omaha Student Facilities Project, 5.00%, 5/15/32 .....................................          5,000,000        4,678,000
       University of Nebraska Omaha Health and Recreation Project, 5.00%, 5/15/38 ...........          5,000,000        4,582,550
    University of Nebraska University Revenues, Kearney Student Fees and Facilities, 5.00%,
       7/01/30 ..............................................................................          5,000,000        4,770,650
                                                                                                                   --------------
                                                                                                                      122,666,770
                                                                                                                   --------------
    NEVADA 1.0%
    Clark County Airport Revenue, sub. lien,
       Series A-2, FGIC Insured, 5.125%, 7/01/27 ............................................         10,000,000        8,807,800
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 .................................         20,000,000       21,218,400
    Director of the State of Nevada Department of Business and Industry Revenue, Las Vegas
       Monorail Project,
       AMBAC Insured, zero cpn., 1/01/25 ....................................................          3,080,000          676,060
       AMBAC Insured, zero cpn., 1/01/26 ....................................................          3,815,000          763,610
       AMBAC Insured, zero cpn., 1/01/27 ....................................................          3,000,000          548,640
       AMBAC Insured, zero cpn., 1/01/28 ....................................................         13,315,000        2,225,602
       AMBAC Insured, zero cpn., 1/01/29 ....................................................          8,410,000        1,282,861
       first tier, AMBAC Insured, 5.625%, 1/01/32 ...........................................         21,995,000       14,170,719
       first tier, AMBAC Insured, 5.625%, 1/01/34 ...........................................         15,000,000        9,624,000
    Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
       12/01/17 .............................................................................         10,275,000       10,290,002
    Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
       1/15/23 ..............................................................................          5,000,000        5,016,200
    Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
       7/01/24 ..............................................................................          5,000,000        4,846,600
                                                                                                                   --------------
                                                                                                                       79,470,494
                                                                                                                   --------------
    NEW HAMPSHIRE 0.1%
    Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
       6/20/33 ..............................................................................          5,452,000        4,886,028
    New Hampshire Health and Education Facilities Authority Revenue,
       Exeter Project, 6.00%, 10/01/24 ......................................................          2,000,000        2,014,200
       Exeter Project, 5.75%, 10/01/31 ......................................................          1,000,000          850,430


                             Semiannual Report | 37

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW HAMPSHIRE (CONTINUED)
    New Hampshire Health and Education Facilities Authority Revenue, (continued)
       The Memorial Hospital, Refunding, 5.25%, 6/01/26 .....................................   $      1,000,000   $      752,010
       The Memorial Hospital, Refunding, 5.25%, 6/01/36 .....................................          1,100,000          759,836
    New Hampshire Higher Educational and Health Facilities Authority Revenue, New Hampshire
       Catholic Charities, 5.80%, 8/01/22 ...................................................          1,000,000          808,440
                                                                                                                   --------------
                                                                                                                       10,070,944
                                                                                                                   --------------
    NEW JERSEY 2.3%
    Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured,
       5.00%, 8/01/23 .......................................................................          5,000,000        4,897,550
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 .............................................................          2,100,000        1,870,365
       Series 1, 6.00%, 1/01/29 .............................................................          5,000,000        3,894,900
       Series 2, 6.125%, 1/01/19 ............................................................          2,000,000        1,798,800
       Series 2, 6.125%, 1/01/29 ............................................................          5,000,000        3,895,000
    New Jersey EDA Lease Revenue, International Center for Public Health Project,
       University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..................          5,000,000        4,462,350
    New Jersey EDA Revenue,
       Cigarette Tax, 5.75%, 6/15/29 ........................................................         20,000,000       15,763,200
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..............         10,000,000        9,114,700
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..............          5,000,000        4,549,450
       School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ...............          7,500,000        6,826,575
       School Facilities Construction, Series O, 5.125%, 3/01/28 ............................         20,000,000       19,135,600
       Series U, 5.00%, 9/01/37 .............................................................         22,000,000       19,669,760
    New Jersey Health Care Facilities Financing Authority Revenue, State Contract Hospital
       Asset Transitions Program, Series A, 5.25%, 10/01/38 .................................         10,000,000        8,654,600
(b) New Jersey State Housing and Mortgage Finance Agency Revenue, Series AA, 6.375%,
       10/01/28 .............................................................................          7,500,000        7,562,400
    New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
          5.15% thereafter, 1/01/35 .........................................................         10,000,000        6,233,300
       Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 .................................          7,500,000        7,790,925
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 .................................         13,000,000       13,489,450
       Series C, FSA Insured, 5.00%, 1/01/30 ................................................         15,845,000       15,069,546
    Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 5.75%, 6/01/32 .............         18,270,000       19,524,601
                                                                                                                   --------------
                                                                                                                      174,203,072
                                                                                                                   --------------
    NEW MEXICO 0.0%(c)
    New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
       Pre-Refunded, 6.00%, 6/15/13 .........................................................          1,000,000        1,058,490
                                                                                                                   --------------
    NEW YORK 7.5%
    Liberty Development Corp. Revenue,
       5.50%, 10/01/37 ......................................................................         13,000,000       10,833,680
       Goldman Sachs Headquarters, 5.25%, 10/01/35 ..........................................         25,000,000       20,195,250
(b) Long Island Power Authority Electric System Revenue, General, Refunding, Series A, 6.00%,
       5/01/33 ..............................................................................         12,500,000       12,420,625
    MTA Commuter Facilities Revenue, Series A, Pre-Refunded,
       5.25%, 7/01/28 .......................................................................          5,000,000        5,324,450
       6.125%, 7/01/29 ......................................................................         15,040,000       15,501,728


                             38 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Dedicated Tax Fund Revenue, Series A,
       FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...........................................   $     12,500,000   $   13,166,125
       FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ..........................................         14,250,000       15,153,877
       MBIA Insured, ETM, 6.25%, 4/01/11 ....................................................          1,280,000        1,391,347
    MTA Revenue,
       Refunding, Series E, 5.25%, 11/15/31 .................................................         10,000,000        9,151,600
       Refunding, Series U, 5.125%, 11/15/31 ................................................         20,720,000       18,759,681
       Series A, 5.00%, 11/15/37 ............................................................         25,000,000       21,193,500
       Series C, 6.50%, 11/15/28 ............................................................         15,000,000       15,836,250
    MTA Transit Facilities Revenue,
       Series A, Pre-Refunded, 6.00%, 7/01/24 ...............................................          5,000,000        5,149,450
       Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 ............................         15,000,000       16,372,950
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 5.75%, 8/01/29 .........................................................         10,000,000       10,470,400
    New York City GO,
       Refunding, Series H, 6.125%, 8/01/25 .................................................              5,000            5,011
       Series D, 8.00%, 8/01/16 .............................................................              5,000            5,044
       Series D, 5.50%, 6/01/24 .............................................................         16,405,000       16,489,650
       Series D, Pre-Refunded, 5.50%, 6/01/24 ...............................................          7,535,000        8,176,455
       Series E, 6.50%, 12/01/12 ............................................................             20,000           20,041
       Series E-1, 6.25%, 10/15/28 ..........................................................         10,000,000       10,482,300
       Series F, 5.25%, 1/15/23 .............................................................         14,415,000       14,215,352
       Series F, Pre-Refunded, 5.25%, 1/15/23 ...............................................          5,585,000        6,033,085
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Pre-Refunded, 5.50%, 6/15/33 .........................................................         55,000,000       58,495,800
       Refunding, Series D, 5.25%, 6/15/25 ..................................................         10,000,000       10,032,000
       Series A, 5.75%, 6/15/40 .............................................................          6,000,000        5,982,240
       Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 .................................         10,000,000       10,344,500
       Series A, Pre-Refunded, 5.75%, 6/15/30 ...............................................          8,000,000        8,287,680
       Series G, FSA Insured, 5.125%, 6/15/32 ...............................................         24,215,000       23,144,213
    New York City Transitional Finance Authority Building Aid Revenue, Series S-2, 6.00%,
       7/15/38 ..............................................................................         20,000,000       19,725,000
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series B, 5.00%, 5/01/30 ..................................................          7,205,000        6,894,032
       Series B, Pre-Refunded, 6.00%, 11/15/29 ..............................................         10,000,000       10,683,300
       Series B, Pre-Refunded, 5.00%, 5/01/30 ...............................................            295,000          316,638
       Series C, Pre-Refunded, 5.50%, 11/01/20 ..............................................          5,000,000        5,297,900
       Series C, Pre-Refunded, 5.50%, 11/01/24 ..............................................          4,200,000        4,450,236
       Series D, 5.00%, 2/01/27 .............................................................         10,000,000        9,708,100
    New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
       Pre-Refunded, 5.40%, 1/01/19 .........................................................         15,000,000       15,711,750
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
       AMBAC Insured, 5.125%, 7/01/31 .......................................................          8,000,000        7,693,600
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%, 11/15/30 .......................................................         10,000,000        9,080,700
    New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
       5/15/39 ..............................................................................         16,000,000       17,093,280


                             Semiannual Report | 39

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues,
       City University System Consolidated, Third General, Refunding, Series 1, 5.25%,
          7/01/25 ...........................................................................   $     10,000,000   $    9,675,900
       State Supported Debt, State University Educational Facilities, Pre-Refunded,
          5.125%, 5/15/21 ...................................................................          6,495,000        6,604,116
       State Supported Debt, State University Educational Facilities, Refunding, 5.125%,
          5/15/21 ...........................................................................            670,000          663,581
       State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
          7/01/28 ...........................................................................          6,570,000        6,030,340
       State Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%,
          7/01/28 ...........................................................................          3,430,000        3,543,087
    New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%,
       9/15/22 ..............................................................................         17,505,000       17,530,907
    New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
       6.10%, 11/01/15 ......................................................................          4,135,000        4,140,417
       6.125%, 11/01/20 .....................................................................          3,510,000        3,419,161
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
       FSA Insured, Pre-Refunded, 6.00%, 4/01/14 ............................................          1,420,000        1,511,505
    Onondaga County GO,
       5.875%, 2/15/12 ......................................................................            300,000          324,864
       ETM, 5.875%, 2/15/12 .................................................................            700,000          763,028
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/29 ......          8,000,000        7,678,800
    Triborough Bridge and Tunnel Authority Revenues, General Purpose,
       5.25%, 11/15/38 ......................................................................         25,000,000       24,050,500
       Refunding, Series A, 5.00%, 1/01/27 ..................................................          5,000,000        4,883,050
       Series A, 5.00%, 1/01/32 .............................................................          3,085,000        2,934,545
       Series B, Pre-Refunded, 5.50%, 1/01/30 ...............................................         15,000,000       15,840,000
       Series X, ETM, 6.625%, 1/01/12 .......................................................          1,800,000        1,958,076
       Series Y, ETM, 6.00%, 1/01/12 ........................................................          1,000,000        1,052,120
                                                                                                                   --------------
                                                                                                                      581,892,817
                                                                                                                   --------------
    NORTH CAROLINA 2.6%
    Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .......................          6,000,000        5,229,480
    Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 .....................         15,940,000       14,945,822
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 5.75%, 1/01/26 ..................................................         65,350,000       59,303,165
       Refunding, Series B, 6.00%, 1/01/22 ..................................................          1,250,000        1,240,913
       Refunding, Series B, 6.25%, 1/01/23 ..................................................         39,030,000       39,244,665
       Refunding, Series B, 5.75%, 1/01/24 ..................................................         35,140,000       33,348,563
       Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ....................................          1,280,000        1,281,382
       Refunding, Series D, 5.125%, 1/01/23 .................................................         12,000,000       10,745,280
       Refunding, Series D, 5.125%, 1/01/26 .................................................          3,000,000        2,499,780
       Series D, 6.70%, 1/01/19 .............................................................          2,000,000        2,037,800
       Series D, 6.75%, 1/01/26 .............................................................          5,000,000        5,029,150
    North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
       FSA Insured, 4.75%, 9/01/24 ..........................................................          6,970,000        6,482,936
    University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 .......          5,000,000        4,774,250
    Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 .............         11,000,000       11,775,170
                                                                                                                   --------------
                                                                                                                      197,938,356
                                                                                                                   --------------


                             40 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH DAKOTA 0.3%
    Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
       Assured Guaranty, 5.00%, 12/01/26 ....................................................   $      8,385,000   $    7,417,622
       Refunding, 5.50%, 12/01/20 ...........................................................          8,870,000        7,414,522
       Refunding, 5.50%, 12/01/24 ...........................................................         13,945,000       11,120,998
                                                                                                                   --------------
                                                                                                                       25,953,142
                                                                                                                   --------------
    OHIO 3.2%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
       Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 .............................          9,250,000        8,800,635
    Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
       12/01/26 .............................................................................          6,085,000        5,649,253
       12/01/27 .............................................................................          3,185,000        2,959,598
    American Municipal Power Inc. Revenue, Refunding, 5.00%, 2/15/38 ........................         25,000,000       21,397,500
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
       Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3, zero cpn. to
          12/01/12, 6.25% thereafter, 6/01/37 ...............................................         15,000,000        7,025,250
       Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 ..................         11,250,000        7,570,912
       Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 ..................          5,000,000        3,354,000
    Cleveland Airport System Revenue, Series A, FSA Insured,
       5.00%, 1/01/31 .......................................................................         17,930,000       15,996,608
       Pre-Refunded, 5.00%, 1/01/31 .........................................................          2,070,000        2,155,160
    Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 ........          5,000,000        4,612,450
    Columbus City School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ..........................................         16,000,000       17,152,320
    Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ........         17,100,000       16,778,007
    Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
       Refunding,
       Series A, 5.625%, 2/01/18 ............................................................          6,000,000        5,572,020
       Series E, 6.05%, 10/01/09 ............................................................          4,000,000        4,029,480
       Series F, 6.05%, 10/01/09 ............................................................          2,750,000        2,770,268
    Hamilton County Sales Tax Revenue,
       Refunding, Sub Series B, AMBAC Insured, 5.25%, 12/01/32 ..............................          1,995,000        1,944,367
       Sub Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ...........................          8,005,000        8,450,078
    Kettering City School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.00%,
       12/01/30 .............................................................................          1,860,000        1,998,421
    Little Miami Local School District GO, School Improvement, FSA Insured, Pre-Refunded,
       5.00%, 12/01/34 ......................................................................          4,000,000        4,304,960
    Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
       12/01/31 .............................................................................          8,000,000        6,842,320
       12/01/36 .............................................................................         13,725,000       11,449,669
    Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
       Pre-Refunded,
       5.50%, 12/01/10 ......................................................................          1,300,000        1,354,379
       5.60%, 12/01/11 ......................................................................          1,000,000        1,042,890
       5.65%, 12/01/12 ......................................................................            925,000          965,164
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
       5.375%, 12/01/20 .....................................................................          4,275,000        4,568,522
       5.45%, 12/01/25 ......................................................................          3,000,000        3,210,480


                             Semiannual Report | 41

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Ohio State GO, Series A, 5.375%, 9/01/28 ................................................   $     10,000,000   $   10,105,100
    Pickerington Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ..........................................         15,000,000       15,964,650
    Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
       2/15/38 ..............................................................................         17,000,000       13,652,700
    Springboro Community City School District GO, School Improvement, MBIA Insured,
       Pre-Refunded, 5.00%, 12/01/27 ........................................................         10,350,000       11,167,546
    University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
       1/01/29 ..............................................................................         11,305,000       11,872,963
    University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
       6/01/28 ..............................................................................          4,000,000        3,816,800
    University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, Pre-Refunded,
       5.25%, 6/01/24 .......................................................................          5,000,000        5,367,800
                                                                                                                   --------------
                                                                                                                      243,902,270
                                                                                                                   --------------
    OKLAHOMA 0.0%(c)
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
       6.00%, 8/15/14 .......................................................................          3,170,000        3,053,027
                                                                                                                   --------------
    OREGON 1.4%
    Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 ..............         10,500,000        9,733,605
    Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded,
       5.25%, 6/15/20 .......................................................................          4,000,000        4,193,280
    Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
       10/15/13 .............................................................................          1,250,000        1,379,975
    Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
       Pre-Refunded, 6.00%, 5/01/26 .........................................................         10,000,000       10,653,400
    Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
       Series A, 4.50%, 11/15/32 ............................................................         30,000,000       25,014,900
    Oregon State EDR, Georgia-Pacific Corp. Project,
       Refunding, Series 183, 5.70%, 12/01/25 ...............................................          3,500,000        2,404,675
(d)    Series CLVII, 6.35%, 8/01/25 .........................................................          5,500,000        4,090,515
    Oregon State GO, State Board of Higher Education, Series A,
       5.00%, 8/01/26 .......................................................................          6,630,000        6,492,096
       5.00%, 8/01/27 .......................................................................          6,955,000        6,781,055
       Pre-Refunded, 5.00%, 8/01/26 .........................................................         12,000,000       12,674,640
(b) Port of Portland International Airport Revenue, Series Nineteen, 5.50%, 7/01/38 .........         25,000,000       24,356,250
                                                                                                                   --------------
                                                                                                                      107,774,391
                                                                                                                   --------------
    PENNSYLVANIA 4.5%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A,
       MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 ..........................................         10,000,000       10,844,800
    Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
       12/01/29 .............................................................................         10,000,000        8,092,200
    Allegheny County Port Authority Special Revenue, Transportation, Refunding, FGIC
       Insured, 5.00%, 3/01/29 ..............................................................         10,000,000        8,415,300
    Berks County GO, AMBAC Insured, Pre-Refunded, 5.00%, 11/15/25 ...........................          5,000,000        5,004,050
    Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 ..............          5,000,000        5,228,200
    Coatesville School District GO, FSA Insured, 5.00%, 8/01/24 .............................          6,420,000        6,262,453


                             42 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Delaware County Authority University Revenue, Villanova University, Series A, MBIA
       Insured, 5.00%, 12/01/18 .............................................................   $      7,090,000   $    7,109,498
    Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
       1/01/22 ..............................................................................          8,500,000        8,629,285
       1/01/26 ..............................................................................         10,000,000       10,104,800
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
       AMBAC Insured, 5.60%, 7/01/17 ........................................................          5,000,000        5,409,000
    Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
       11/01/37 .............................................................................          5,000,000        4,189,000
    Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
       12/01/30 .............................................................................         18,700,000       20,011,992
    Montgomery County IDA Retirement Community Revenue, Adult Community Total Services
       Retirement-Life Communities Inc., 5.25%, 11/15/28 ....................................          2,500,000        1,875,525
    Northampton County General Purpose Authority Hospital Revenue, Saint Lukes Hospital
       Project, Series A, 5.375%, 8/15/28 ...................................................          5,000,000        3,870,350
    Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
       5.25%, 10/01/30 ......................................................................         12,150,000       12,191,917
    Pennsylvania State Higher Educational Facilities Authority Revenue, Temple University,
       Refunding, MBIA Insured, 5.00%, 4/01/33 ..............................................         14,225,000       12,920,425
    Pennsylvania State Public School Building Authority Lease Revenue, School District of
       Philadelphia Project, FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ......................         32,000,000       34,374,720
    Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
       7/15/31 ..............................................................................          5,850,000        6,227,969
    Pennsylvania State Turnpike Commission Turnpike Revenue, Sub Series C, Assured Guaranty,
       6.00%, 6/01/28 .......................................................................          5,000,000        5,240,750
       6.25%, 6/01/38 .......................................................................         15,000,000       15,590,250
    Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
       Pre-Refunded, 5.25%, 10/01/30 ........................................................         15,630,000       16,812,409
    Philadelphia Gas Works Revenue,
       Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ........................................          5,000,000        4,575,050
       Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 ...............................          5,000,000        4,741,150
    Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue, Temple
       University Hospital, Refunding, Series A, 6.625%, 11/15/23 ...........................          7,500,000        6,208,350
    Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, Mortgage,
       North Philadelphia Health Systems, Refunding, Series A, FHA Insured,
       5.30%, 1/01/18 .......................................................................          2,580,000        2,546,718
       5.35%, 1/01/23 .......................................................................          5,690,000        5,503,197
       5.375%, 1/01/28 ......................................................................          3,700,000        3,289,337
    Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%, 9/01/29 .....         15,000,000       14,811,900
    Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
       4/15/29 ..............................................................................         10,965,000        9,018,384
       4/15/30 ..............................................................................         12,000,000        9,782,640
    Philadelphia School District GO,
       Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 ..................................         14,050,000       15,005,962
(b)    Series E, 6.00%, 9/01/38 .............................................................         25,000,000       24,157,000
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured,
       5.00%, 11/01/31 ......................................................................          8,995,000        7,761,066
       Pre-Refunded, 5.00%, 11/01/31 ........................................................         16,005,000       17,032,521


                             Semiannual Report | 43

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
       5.125%, 2/01/35 ......................................................................   $     15,000,000   $   14,182,500
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
       Tax, AMBAC Insured, 5.25%, 2/01/31 ...................................................          5,000,000        4,909,500
                                                                                                                   --------------
                                                                                                                      351,930,168
                                                                                                                   --------------
    RHODE ISLAND 1.0%
    Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured, 5.00%,
       8/01/30 ..............................................................................          7,990,000        7,414,880
    Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
       Refunding, Series 15-A, 6.85%, 10/01/24 ..............................................            620,000          557,423
       Refunding, Series 25-A, 4.95%, 10/01/16 ..............................................            125,000          117,210
       Series 10-A, 6.50%, 10/01/22 .........................................................            475,000          476,287
       Series 10-A, 6.50%, 4/01/27 ..........................................................            265,000          263,574
    Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA Insured,
       5.00%,
       7/01/27 ..............................................................................         12,280,000       10,829,978
       7/01/30 ..............................................................................         14,965,000       13,004,435
    Rhode Island State Health and Educational Building Corp. Revenue,
       Health Facilities, St. Antoine, Series B, Pre-Refunded, 6.125%, 11/15/29 .............          7,925,000        8,354,456
       Higher Education Facility, University of Rhode Island, Refunding, Series A, AMBAC
          Insured, 5.00%, 9/15/30 ...........................................................         10,000,000        9,278,900
       Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 ........................            925,000          908,665
       Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 ..........          6,075,000        6,597,329
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
          5/15/26 ...........................................................................          5,000,000        4,575,000
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
          5/15/32 ...........................................................................         14,440,000       12,619,260
                                                                                                                   --------------
                                                                                                                       74,997,397
                                                                                                                   --------------
    SOUTH CAROLINA 2.2%
    Charleston Educational Excellence Finance Corp. Revenue, Charleston County School
       District, 5.25%, 12/01/30 ............................................................          8,000,000        7,579,520
    Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured, 5.00%,
       10/01/28 .............................................................................          8,000,000        7,687,600
    Greenville County School District Installment Purchase Revenue, Building Equity Sooner
       Tomorrow, Refunding, 5.00%, 12/01/28 .................................................          7,500,000        6,881,475
    Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood School
       District 50, Refunding, Assured Guaranty, 4.50%, 12/01/32 ............................          7,030,000        5,924,251
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster
       County Project, 5.00%, 12/01/26 ......................................................         12,300,000       10,370,007
    Medical University of South Carolina Hospital Authority Hospital Facilities Revenue,
       Mortgage, Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 ..........................         13,860,000       12,551,200
    Newberry Investing in Children's Education Installment Revenue, Newberry County School
       District Project, 5.00%, 12/01/30 ....................................................          4,000,000        3,315,200
    Piedmont Municipal Power Agency Electric Revenue, Series A-2, 5.00%, 1/01/24 ............         10,000,000        8,803,200
    Scago Educational Facilities Corp. for Beaufort School District Revenue, Beaufort School
       District, FSA Insured, 5.00%, 12/01/31 ...............................................          5,340,000        5,013,032


                             44 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    SOUTH CAROLINA (CONTINUED)
    Scago Educational Facilities Corp. for Chesterfield School District Revenue, School
       Project, Assured Guaranty, 5.00%, 12/01/29 ...........................................   $      7,500,000   $    6,764,850
    Scago Educational Facilities Corp. for Colleton School District Revenue, School Project,
       Assured Guaranty, 5.00%,
       12/01/25 .............................................................................          3,340,000        3,051,491
       12/01/26 .............................................................................          4,000,000        3,631,480
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%,
       12/01/25 .............................................................................         18,900,000       17,378,172
       12/01/31 .............................................................................         10,000,000        8,796,700
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding, Series
       A, FSA Insured, 5.00%, 8/01/35 .......................................................         20,000,000       16,897,000
    South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 ..         31,835,000       31,574,271
    South Carolina State Public Service Authority Revenue, Refunding, Series A, 5.50%,
       1/01/38 ..............................................................................          7,500,000        7,225,500
    Sumter Two School Facilities Inc. Installment Purchase Revenue, Sumter County School
       District 2, Refunding, Assured Guaranty, 4.50%, 12/01/32 .............................          6,000,000        4,944,480
                                                                                                                   --------------
                                                                                                                      168,389,429
                                                                                                                   --------------
    SOUTH DAKOTA 0.4%
    South Dakota Health and Educational Facilities Authority Revenue,
       Avera Health Issue, AMBAC Insured, 5.25%, 7/01/22 ....................................         15,425,000       15,521,252
       Avera Health Issue, Series B, 5.50%, 7/01/35 .........................................          3,000,000        2,206,860
       Avera Health Issue, Series B, 5.25%, 7/01/38 .........................................          5,000,000        3,478,100
       Sanford Health, 5.00%, 11/01/27 ......................................................          2,355,000        1,960,467
       Sanford Health, 5.00%, 11/01/40 ......................................................         12,945,000       10,037,423
                                                                                                                   --------------
                                                                                                                       33,204,102
                                                                                                                   --------------
    TENNESSEE 0.5%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 ..................          6,000,000        4,721,940
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
       Mountain States Health, Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 .........          7,000,000        7,191,870
    Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
       Series A, FSA Insured, Pre-Refunded, 5.00%, 1/01/22 ..................................          2,740,000        2,915,004
    Knox County Health Educational and Housing Facilities Board Revenue, University Health
       System Inc., Refunding, 5.25%, 4/01/27 ...............................................         17,500,000       12,533,150
    Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
       4/01/30 ..............................................................................          7,850,000        7,589,301
    Metropolitan Government of Nashville and Davidson County District Energy Revenue,
       Series A, AMBAC Insured, 5.00%, 10/01/25 .............................................          5,460,000        5,374,060
    Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
       7/01/15 ..............................................................................            280,000          265,770
                                                                                                                   --------------
                                                                                                                       40,591,095
                                                                                                                   --------------
    TEXAS 7.5%
    Austin Community College District Public Facility Corp. Revenue, Educational Facility
       Project, Round Rock Campus, 5.25%, 8/01/33 ...........................................          8,675,000        8,063,499
    Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 ........         10,000,000        9,265,300


                             Semiannual Report | 45

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Bexar County GO, Certificates of Obligation, Combined Flood Control Tax, FSA Insured,
       5.00%, 6/15/37 .......................................................................   $     20,000,000   $   18,403,800
    Bexar County HFC, MFHR,
       American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 .................          6,000,000        5,027,880
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 ..............          1,000,000          930,380
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 ...............          2,845,000        2,541,239
    Bexar County Hospital District GO, Certificate of Obligation, 5.00%, 2/15/38 ............         10,000,000        8,709,500
    Bridge City ISD, GO, Pre-Refunded, 5.375%, 2/15/32 ......................................          1,930,000        2,047,634
    Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 .................................          1,000,000        1,026,670
    Crowley ISD, GO, School Building, 5.00%, 8/01/36 ........................................         13,900,000       12,552,395
    Dallas County Utility and Reclamation District GO, Refunding, Series A, AMBAC Insured,
       5.375%, 2/15/29 ......................................................................         28,325,000       27,027,715
    Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ...............................................          2,000,000        2,025,040
    Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
       FGIC Insured, 5.625%, 11/01/26 .......................................................         85,000,000       73,512,250
    Denton ISD, GO, School Building, 5.00%, 8/15/38 .........................................         15,710,000       14,409,998
    Duncanville ISD, GO, Series B, Pre-Refunded, 5.25%, 2/15/32 .............................          9,850,000       10,530,143
    Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 ......................................          2,000,000        2,084,440
(b) Forney ISD, GO, School Building, Series A, 6.00%, 8/15/37 ...............................          2,000,000        2,057,880
    Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
       Projects, Refunding, 5.50%, 9/01/17 ..................................................          3,250,000        3,126,890
    Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
       4/01/32 ..............................................................................          3,000,000        1,936,380
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA
       Insured,
       5.125%, 2/15/32 ......................................................................         10,215,000        9,053,146
    Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded, zero cpn.,
       8/15/19 ..............................................................................          5,285,000        3,027,142
       8/15/21 ..............................................................................          8,420,000        4,256,058
       8/15/22 ..............................................................................          8,470,000        4,025,706
    Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
       8/15/21 ..............................................................................          2,500,000        2,659,050
    Houston Airport System Revenue, sub. lien, Series B, FSA Insured, Pre-Refunded, 5.50%,
       7/01/30 ..............................................................................          2,000,000        2,097,300
    Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
       FGIC Insured, Pre-Refunded, 5.125%, 3/01/28 ..........................................         15,000,000       15,917,100
    Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 .................          5,000,000        4,890,500
    Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
       Pre-Refunded,
       5.25%, 12/01/30 ......................................................................         14,000,000       14,720,300
    Keller ISD, GO, Pre-Refunded, 5.375%, 8/15/25 ...........................................          1,330,000        1,397,697
    Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 .........................................          1,000,000        1,061,700
    Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 ............................................          4,000,000        4,109,720
    Little Cypress Mauriceville Consolidated ISD, GO,
       Pre-Refunded, 5.90%, 8/01/29 .........................................................            785,000          810,261
       Refunding, 5.90%, 8/01/29 ............................................................          1,345,000        1,351,510
    Lower Colorado River Authority Revenue,
       Improvement, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/15/26 ....................            130,000          137,584
       Refunding, FSA Insured, 5.00%, 5/15/31 ...............................................         10,000,000        9,192,700
       Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 ....................          1,870,000        1,800,230


                             46 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
       Improvement, 5.125%, 11/01/27 ........................................................   $      1,000,000   $      772,450
    Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%,
       12/01/17 .............................................................................            140,000          140,120
    Manor ISD, GO, School Building, 5.00%, 8/01/37 ..........................................          8,175,000        7,576,345
    Matagorda County Hospital District Revenue, FHA Insured, 5.00%, 2/15/35 .................         10,000,000        8,032,500
    North Central Texas Health Facility Development Corp. Revenue, Children's Medical Center
       Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 .....................................         19,335,000       18,847,758
    North Harris County Regional Water Authority Revenue, senior lien,
       5.25%, 12/15/33 ......................................................................         27,000,000       23,917,410
       5.50%, 12/15/38 ......................................................................         25,000,000       22,295,500
    North Texas Tollway Authority Revenue,
       Capital Appreciation, System, first tier, Refunding, Series I, zero cpn. to 1/01/15,
          6.50% thereafter, 1/01/43 .........................................................         25,000,000       15,397,750
       System, first tier, Refunding, Series A, 5.75%, 1/01/40 ..............................         35,000,000       31,897,600
(b)    System, first tier, Refunding, Series K-2, 6.00%, 1/01/38 ............................         15,000,000       13,822,050
       System, second tier, Refunding, Series F, 5.75%, 1/01/38 .............................         30,000,000       25,314,900
    Northside ISD, GO,
       Pre-Refunded, 5.00%, 2/15/26 .........................................................          1,345,000        1,415,895
       Refunding, 5.00%, 2/15/26 ............................................................          1,155,000        1,141,752
    Pasadena GO, Certificates of Obligation, FGIC Insured, Pre-Refunded, 5.25%, 4/01/32 .....          3,000,000        3,180,540
    Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 ............          4,000,000        3,464,440
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
       12/01/22 .............................................................................         15,000,000       12,464,700
    Port Houston Authority Harris County GO, Refunding, Series A, 5.625%, 10/01/38 ..........         14,000,000       12,652,080
    Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, Pre-Refunded, 5.75%,
       2/15/21 ..............................................................................          2,500,000        2,613,400
    Rio Grande City Consolidated ISD, GO, School Building, 5.00%, 8/15/37 ...................         10,510,000        9,678,974
    San Antonio Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue, 5.50%,
       8/01/25 ..............................................................................         10,000,000        7,334,700
    San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
       5/15/25 ..............................................................................          5,000,000        4,917,150
       5/15/28 ..............................................................................          5,000,000        4,860,250
    Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
       9/01/25 ..............................................................................          5,000,000        4,675,500
    Tarrant County Health Facilities Development Corp. Health System Revenue, Harris
       Methodist
       Health System, FGIC Insured, ETM, 6.00%, 9/01/24 .....................................          4,000,000        4,352,960
    Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
       Series C, 5.75%,
       8/15/18 ..............................................................................          1,570,000        1,341,863
       8/15/28 ..............................................................................          3,900,000        2,833,974
    Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
       10/01/20 .............................................................................            500,000          566,075
    Texas State GO, Veterans Housing Assistance, Fund II, Series C, 6.15%, 12/01/28 .........         10,000,000        8,668,400
    Texas State Revenue, Transportation Commission-Mobility Fund, Series A, 5.00%,
       4/01/33 ..............................................................................         10,000,000        9,236,100
    Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital
       Appreciation,
       AMBAC Insured, zero cpn., 8/15/31 ....................................................         43,500,000        8,936,640


                             Semiannual Report | 47

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Texas State University System Financing Revenue, Refunding, FSA Insured, 5.00%,
       3/15/26 ..............................................................................   $      6,425,000   $    6,235,912
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
       Refunding and Improvement, Series A, 5.25%, 11/01/32 .................................          6,250,000        4,418,563
       Series D, FSA Insured, Pre-Refunded, 5.375%, 11/01/27 ................................            300,000          307,716
    University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
       8/15/20 ..............................................................................          1,000,000        1,032,330
    Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest Health
       System Project, Series A, MBIA Insured, 5.00%, 8/01/31 ...............................         15,000,000       12,289,050
    Wylie ISD, GO,
       Pre-Refunded, 7.00%, 8/15/24 .........................................................            660,000          732,613
       Refunding, 7.00%, 8/15/24 ............................................................            340,000          357,398
                                                                                                                   --------------
                                                                                                                      583,510,095
                                                                                                                   --------------
    UTAH 0.9%
    Intermountain Power Agency Power Supply Revenue, ETM, 6.15%, 7/01/14 ....................         16,000,000       16,032,000
    Salt Lake County College Revenue, Westminster College Project, Pre-Refunded, 5.625%,
       10/01/28 .............................................................................          3,305,000        3,456,633
    South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 .............          4,770,000        5,073,706
    South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%, 8/15/30 ....          5,730,000        5,431,066
    St. George Electric Revenue, FSA Insured, 5.00%,
       6/01/33 ..............................................................................          5,000,000        4,566,000
       6/01/38 ..............................................................................          5,000,000        4,472,800
    Uintah County Municipal Building Authority Lease Revenue, 5.50%, 6/01/37 ................          5,000,000        4,394,550
    Utah State Transit Authority Sales Tax Revenue, Series A, FSA Insured, 5.00%, 6/15/36 ...         25,000,000       23,001,500
                                                                                                                   --------------
                                                                                                                       66,428,255
                                                                                                                   --------------
    VERMONT 0.6%
    Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 ......................          5,780,000        5,299,913
    University of Vermont and State Agricultural College Revenue, Refunding, MBIA Insured,
       5.00%, 10/01/30 ......................................................................         12,210,000       11,168,365
    Vermont Educational and Health Buildings Financing Agency Revenue, Hospital, Fletcher
       Allen Health Care Project,
       Refunding, Series B, FSA Insured, 5.00%, 12/01/34 ....................................         12,000,000       10,273,440
       Series A, 4.75%, 12/01/36 ............................................................          5,000,000        3,256,600
       Series A, AMBAC Insured, 6.125%, 12/01/27 ............................................         13,000,000       12,678,380
                                                                                                                   --------------
                                                                                                                       42,676,698
                                                                                                                   --------------
    VIRGINIA 0.4%
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA Insured,
       5.00%, 6/15/30 .......................................................................         12,260,000       10,908,580
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured,
       5.00%, 8/15/31 .......................................................................          2,000,000        1,699,900
    Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,
       7/01/18 ..............................................................................          2,000,000        2,038,280
    Norfolk Parking System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 2/01/27 .......          5,000,000        4,780,550
    Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
       MBIA Insured, 5.35%, 7/01/31 .........................................................         10,000,000        8,401,400
                                                                                                                   --------------
                                                                                                                       27,828,710
                                                                                                                   --------------


                             48 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON 4.0%
    Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project, Refunding,
       MBIA Insured, 5.20%, 11/01/27 ........................................................   $        200,000   $      169,074
    Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue, Series
       A,
       AMBAC Insured, 5.00%, 11/01/30 .......................................................         20,000,000       19,076,400
    Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I, Mandatory
       Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 ...................................            200,000          175,350
    Clark County PUD No. 1 Generating System Revenue, Refunding, FSA Insured, 5.50%,
       1/01/25 ..............................................................................         15,015,000       14,981,967
    Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
       Series A, 5.00%, 7/01/24 .............................................................         15,255,000       14,708,261
       Series B, FSA Insured, 5.35%, 7/01/18 ................................................         11,500,000       11,658,930
    Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA Insured,
       5.00%, 12/01/33 ......................................................................         18,500,000       16,870,520
    Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
       Second Series A, MBIA Insured, 5.20%, 1/01/23 ........................................            250,000          250,288
       Series D, FSA Insured, 5.20%, 1/01/23 ................................................          6,000,000        6,048,120
    King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ...........            130,000          130,338
    King County Public Hospital District No. 1 GO, Series B, 5.25%, 12/01/37 ................          5,000,000        4,522,550
    Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
       12/01/14 .............................................................................          2,000,000        2,143,400
    Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 ..........          5,000,000        4,955,650
    Port Seattle Revenue, Refunding, Series A,
       FGIC Insured, 5.00%, 4/01/31 .........................................................         21,680,000       19,184,632
       MBIA Insured, 5.00%, 7/01/33 .........................................................         10,000,000        8,782,300
    Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ..............................         10,000,000       10,038,400
    Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 .............................            300,000          289,890
    Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ......................            170,000          162,576
    Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ..........................................          7,000,000        7,465,710
    Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
       5.125%, 6/01/22 ......................................................................          2,925,000        2,679,505
       5.25%, 6/01/33 .......................................................................          9,770,000        8,270,110
    Washington State GO,
       AMBAC Insured, 5.00%, 1/01/31 ........................................................          7,925,000        7,517,655
       Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 .......................         10,000,000        9,669,600
       Series A, FGIC Insured, 5.00%, 7/01/27 ...............................................         10,000,000        9,635,100
       Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ...............................         10,120,000       10,119,292
    Washington State Health Care Facilities Authority Revenue,
       MultiCare Health System, MBIA Insured, 5.00%, 8/15/22 ................................            250,000          239,645
       MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/34 .......................         17,550,000       15,138,279
       MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/41 .......................          9,170,000        7,747,641
       Providence Health and Services, Refunding, Series A, FGIC Insured, 5.00%, 10/01/36 ...          9,750,000        8,505,217
       Providence Health and Services, Refunding, Series C, FSA Insured, 5.25%, 10/01/33 ....         10,000,000        9,329,300
       Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          10/01/36 ..........................................................................            250,000          268,720
       Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 .....................          6,000,000        6,313,320
       Series C, Radian Insured, 5.50%, 8/15/36 .............................................         16,000,000       13,342,240
       Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ........................         30,000,000       22,075,800


                             Semiannual Report | 49

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON (CONTINUED)
    Washington State Public Power Supply System Revenue,
       Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...........................   $      7,700,000   $    8,416,716
       Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn.,
          7/01/14 ...........................................................................         12,450,000        9,787,567
       Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 .......          2,550,000        2,040,535
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 .......................          6,400,000        5,575,232
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 .......................         11,000,000        9,122,740
                                                                                                                   --------------
                                                                                                                      307,408,570
                                                                                                                   --------------
    WEST VIRGINIA 0.5%
    Harrison County County Commission Solid Waste Disposal Revenue, Allegheny Energy Supply
       Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ........................................          9,000,000        6,229,980
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 ......................         14,000,000        9,885,680
    West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 .........................         10,000,000       10,044,200
    West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
       AMBAC Insured, 5.00%, 11/01/29 .......................................................          7,500,000        6,816,975
    West Virginia University Revenues, Improvement, West Virginia University Projects,
    Series C, FGIC Insured, 5.00%, 10/01/34 .................................................         10,000,000        8,611,100
                                                                                                                   --------------
                                                                                                                       41,587,935
                                                                                                                   --------------
    WISCONSIN 0.3%
    Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ..............................          2,200,000        2,021,756
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Ministry Health, FSA Insured, 5.00%, 8/01/31 .........................................          1,500,000        1,336,215
       Ministry Health, FSA Insured, 5.00%, 8/01/34 .........................................          8,000,000        6,979,360
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 .......................................         10,000,000        9,040,300
                                                                                                                   --------------
                                                                                                                       19,377,631
                                                                                                                   --------------
    U.S. TERRITORIES 1.9%
    PUERTO RICO 1.8%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.375%, 5/15/33 ...........................................................         20,915,000       15,593,806
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded,
       5.00%, 7/01/36 .......................................................................         62,000,000       66,941,400
       5.50%, 7/01/36 .......................................................................          7,000,000        7,788,620
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series K, 5.00%, 7/01/30 ..................................................         19,190,000       16,242,032
    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
       Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .............................            350,000          350,413
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .            850,000          799,391
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/27 ..................................................          3,265,000        2,866,964
       Refunding, Series N, 5.00%, 7/01/37 ..................................................         20,000,000       15,754,800
       Series D, Pre-Refunded, 5.25%, 7/01/27 ...............................................          8,735,000        9,279,540
                                                                                                                   --------------
                                                                                                                      135,616,966
                                                                                                                   --------------


                             50 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 0.1%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.50%, 10/01/18 ......................................................................   $      1,400,000   $    1,302,420
       5.50%, 10/01/22 ......................................................................          5,000,000        4,427,800
       5.625%, 10/01/25 .....................................................................          1,900,000        1,673,577
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/18 ..............................................................................            500,000          456,080
                                                                                                                   --------------
                                                                                                                        7,859,877
                                                                                                                   --------------
    TOTAL U.S. TERRITORIES ..................................................................                         143,476,843
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $8,068,120,141) ................................................................                       7,500,682,779
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 0.6%
    MUNICIPAL BONDS 0.6%
    CALIFORNIA 0.1%
(e) California State Infrastructure and Economic Development Bank Revenue, San Francisco
       Ballet Association, Refunding, Daily VRDN and Put, 0.95%, 8/01/38 ....................          4,500,000        4,500,000
(e) California Statewide CDA Revenue, John Muir Health, Refunding, Series A, Asset
       Guaranteed, Daily VRDN and Put, 0.95%, 8/15/36 .......................................          2,900,000        2,900,000
                                                                                                                   --------------
                                                                                                                        7,400,000
                                                                                                                   --------------
    COLORADO 0.1%
(e) Colorado Educational and Cultural Facilities Authority Revenue, National
       Jewish Federation Bond Program, Series A-4, Daily VRDN and Put, 1.25%, 2/01/34 .......          4,350,000        4,350,000
                                                                                                                   --------------
    MASSACHUSETTS 0.1%
(e) Massachusetts State Health and Educational Facilities Authority Revenue,
       Stonehill College,
       Series K, Daily VRDN and Put, 0.70%, 7/01/37 .........................................          5,000,000        5,000,000
                                                                                                                   --------------
    MICHIGAN 0.0%c
    Michigan  Municipal Bond Authority Revenue, Notes, Series A-2, 3.00%, 8/20/09 ...........          3,000,000        3,035,250
                                                                                                                   --------------
    MISSOURI 0.0%c
(e) Missouri Development Finance Board Cultural Facilities Revenue, Nelson
       Gallery Foundation,
       Refunding, Series A, Daily VRDN and Put, 1.25%, 12/01/37 .............................          1,600,000        1,600,000
                                                                                                                   --------------
    NEW YORK 0.1%
(e) Port Authority of New York and New Jersey Special Obligation Revenue,
       Versatile Structure, Series 2, Daily VRDN and Put, 0.85%, 5/01/19 ....................          4,000,000        4,000,000
                                                                                                                   --------------
    NEVADA 0.1%
(e) Clark County School District GO, Series A, FSA Insured, Daily VRDN and Put, 1.20%,
       6/15/21 ..............................................................................         10,300,000       10,300,000
                                                                                                                   --------------
    NEW HAMPSHIRE 0.0%(c)
(e) New Hampshire Health and Education Facilities Authority Revenue, University of
       New Hampshire, Series A, Daily VRDN and Put, 1.15%, 7/01/35 ..........................          1,000,000        1,000,000
                                                                                                                   --------------


                             Semiannual Report | 51

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TEXAS 0.1%
(e) Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas
       Health Resources, Refunding,
       Series D, Daily VRDN and Put, 1.20%, 11/15/19 ........................................   $      3,875,000   $    3,875,000
       Series G, Daily VRDN and Put, 1.20%, 11/15/33 ........................................          5,350,000        5,350,000
                                                                                                                   --------------
                                                                                                                        9,225,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $45,883,286) .........................................                          45,910,250
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $8,114,003,427) 97.6% ...........................................                       7,546,593,029
    OTHER ASSETS,  LESS  LIABILITIES 2.4% ...................................................                         187,097,731
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $7,733,690,760
                                                                                                                   --------------

See  Selected Portfolio Abbreviations on page 53.

(a)  See Note 6 regarding defaulted securities.

(b)  Security purchased on a when-issued basis. See Note 1(b).

(c)  Rounds to less than 0.1% of net assets.

(d) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ACA   - American Capital Access Holdings Inc.

AMBAC - American Municipal Bond Assurance Corp.

BHAC  - Berkshire Hathaway Assurance Corp.

BIG   - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name)

CDA   - Community Development Authority/Agency

CIFG  - CDC IXIS Financial Guaranty

COP   - Certificate of Participation

EDA   - Economic Development Authority

EDC   - Economic Development Corp.

EDR   - Economic Development Revenue

ETM   - Escrow to Maturity

FGIC  - Financial Guaranty Insurance Co.

FHA   - Federal Housing Authority/Agency

FICO  - Financing Corp.

FNMA  - Federal National Mortgage Association

FSA   - Financial Security Assurance Inc.

GNMA  - Government National Mortgage Association

GO    - General Obligation

HDA   - Housing Development Authority/Agency

HFA   - Housing Finance Authority/Agency

HFAR  - Housing Finance Authority Revenue

HFC   - Housing Finance Corp.

IDA   - Industrial Development Authority/Agency

IDAR  - Industrial Development Authority Revenue

IDB   - Industrial Development Bond/Board

IDC   - Industrial Development Corp.

IDR   - Industrial Development Revenue

ISD   - Independent School District

MBIA  - Municipal Bond Investors Assurance Corp.

MBS   - Mortgage-Backed Security

MFHR  - Multi-Family Housing Revenue

MFR   - Multi-Family Revenue

MTA   - Metropolitan Transit Authority

PBA   - Public Building Authority

PCR   - Pollution Control Revenue

PFAR  - Public Financing Authority Revenue

PUD   - Public Utility District

RDA   - Redevelopment Agency/Authority

SFM   - Single Family Mortgage

SFMR  - Single Family Mortgage Revenue

USD   - Unified/Union School District

XLCA  - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost .....................................................................    $8,114,003,427
                                                                                    --------------
      Value ....................................................................    $7,546,593,029
   Cash ........................................................................       166,794,663
   Receivables:
      Capital shares sold ......................................................        25,866,978
      Interest .................................................................       125,229,596
                                                                                    --------------
         Total assets ..........................................................     7,864,484,266
                                                                                    --------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................       113,652,142
      Capital shares redeemed ..................................................        12,831,546
      Affiliates ...............................................................         4,009,690
   Accrued expenses and other liabilities ......................................           300,128
                                                                                    --------------
         Total liabilities .....................................................       130,793,506
                                                                                    --------------
            Net assets, at value ...............................................    $7,733,690,760
                                                                                    --------------
Net assets consist of:
   Paid-in capital .............................................................    $8,328,398,240
   Undistributed net investment income .........................................         9,405,153
   Net unrealized appreciation (depreciation) ..................................      (567,410,398)
   Accumulated net realized gain (loss) ........................................       (36,702,235)
                                                                                    --------------
            Net assets, at value ...............................................    $7,733,690,760
                                                                                    --------------
CLASS A:
   Net assets, at value ........................................................    $6,571,435,140
                                                                                    --------------
   Shares outstanding ..........................................................       612,026,335
                                                                                    --------------
   Net asset value per share(a) ................................................    $        10.74
                                                                                    --------------
   Maximum offering price per share (net asset value per share / 95.75%) .......    $        11.22
                                                                                    --------------
CLASS B:
   Net assets, at value ........................................................    $  145,746,573
                                                                                    --------------
   Shares outstanding ..........................................................        13,583,508
                                                                                    --------------
   Net asset value and maximum offering price per share(a)......................    $        10.73
                                                                                    --------------
CLASS C:
   Net assets, at value ........................................................    $  656,579,967
                                                                                    --------------
   Shares outstanding ..........................................................        61,191,865
                                                                                    --------------
   Net asset value and maximum offering price per share(a)......................    $        10.73
                                                                                    --------------
ADVISOR CLASS:
   Net assets, at value ........................................................    $  359,929,080
                                                                                    --------------
   Shares outstanding ..........................................................        33,503,524
                                                                                    --------------
   Net asset value and maximum offering price per share(a)......................    $        10.74
                                                                                    --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended October 31, 2008 (unaudited)

Investment income:
   Interest ....................................................................   $ 209,656,600
                                                                                   -------------
Expenses:
   Management fees (Note 3a) ...................................................      18,154,196
   Distribution fees: (Note 3c)
      Class A ..................................................................       3,209,990
      Class B ..................................................................         541,039
      Class C ..................................................................       2,134,352
   Transfer agent fees (Note 3e) ...............................................       1,657,569
   Custodian fees ..............................................................          61,794
   Reports to shareholders .....................................................         126,621
   Registration and filing fees ................................................         193,509
   Professional fees ...........................................................          81,548
   Trustees' fees and expenses .................................................          74,292
   Other .......................................................................         165,690
                                                                                   -------------
         Total expenses ........................................................      26,400,600
                                                                                   -------------
            Net investment income ..............................................     183,256,000
                                                                                   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...................................     (23,480,825)
   Net change in unrealized appreciation (depreciation) on investments .........    (749,504,664)
                                                                                   -------------
Net realized and unrealized gain (loss) ........................................    (772,985,489)
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ................   $(589,729,489)
                                                                                   =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                     OCTOBER 31,
                                                                                        2008           YEAR ENDED
                                                                                     (UNAUDITED)     APRIL 30, 2008
                                                                                   --------------    --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................   $  183,256,000    $  333,521,462
      Net realized gain (loss) from investments ................................      (23,480,825)       11,517,019
      Net change in unrealized appreciation (depreciation) on investments ......     (749,504,664)     (198,174,563)
                                                                                   --------------    --------------
            Net increase (decrease) in net assets resulting from operations ....     (589,729,489)      146,863,918
                                                                                   --------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................................     (157,185,842)     (296,797,995)
         Class B ...............................................................       (3,325,201)       (7,815,031)
         Class C ...............................................................      (12,923,820)      (19,060,067)
         Advisor Class .........................................................       (7,080,156)      (10,463,677)
                                                                                   --------------    --------------
   Total distributions to shareholders .........................................     (180,515,019)     (334,136,770)
                                                                                   --------------    --------------
   Capital share transactions: (Note 2)
         Class A ...............................................................      326,904,442       496,511,453
         Class B ...............................................................      (17,107,553)      (42,445,082)
         Class C ...............................................................      126,321,018       156,363,542
         Advisor Class .........................................................      140,069,707        67,262,809
                                                                                   --------------    --------------
   Total capital share transactions ............................................      576,187,614       677,692,722
                                                                                   --------------    --------------
   Redemption fees .............................................................            6,650            41,626
                                                                                   --------------    --------------
            Net increase (decrease) in net assets ..............................     (194,050,244)      490,461,496
Net assets:
   Beginning of period .........................................................    7,927,741,004     7,437,279,508
                                                                                   --------------    --------------
   End of period ...............................................................   $7,733,690,760    $7,927,741,004
                                                                                   ==============    ==============
Undistributed net investment income included in net assets:
   End of period ...............................................................   $    9,405,153    $    6,664,172
                                                                                   ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             56 | Semiannual Report

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin Federal Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             Semiannual Report | 57

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                              58 | Semiannual Report

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                              SIX MONTHS ENDED                      YEAR ENDED
                                              OCTOBER 31, 2008                   APRIL 30, 2008
                                      --------------------------------   -------------------------------
                                           SHARES           AMOUNT           SHARES           AMOUNT
                                      ----------------   -------------   --------------   --------------
CLASS A SHARES:
   Shares sold ....................         70,565,656   $ 801,126,368      101,551,266   $1,207,913,902
   Shares issued in reinvestment
      of distributions ............          8,054,012      93,043,391       14,477,906      171,713,716
   Shares redeemed ................        (50,652,471)   (567,265,317)     (74,373,549)    (883,116,165)
                                      ----------------   -------------   --------------   --------------
   Net increase (decrease) ........         27,967,197   $ 326,904,442       41,655,623   $  496,511,453
                                      ================   =============   ==============   ==============
CLASS B SHARES:
   Shares sold ....................            363,002   $   4,082,054          421,738   $    5,009,341
   Shares issued in reinvestment
      of distributions ............            177,305       2,049,451          404,145        4,795,550
   Shares redeemed ................         (2,045,130)    (23,239,058)      (4,396,889)     (52,249,973)
                                      ----------------   -------------   --------------   --------------
   Net increase (decrease) ........         (1,504,823)  $ (17,107,553)      (3,571,006)  $  (42,445,082)
                                      ================   =============   ==============   ==============


                             Semiannual Report | 59

Franklin Federal Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)

                                              SIX MONTHS ENDED                      YEAR ENDED
                                              OCTOBER 31, 2008                   APRIL 30, 2008
                                      --------------------------------   -------------------------------
                                           SHARES           AMOUNT           SHARES           AMOUNT
                                      ----------------   -------------   --------------   --------------
CLASS C SHARES:
   Shares sold ....................         16,154,382    $185,879,032       19,462,689     $230,755,127
   Shares issued in reinvestment
      of distributions ............            723,457       8,347,767        1,034,743       12,265,251
   Shares redeemed ................         (6,044,920)    (67,905,781)      (7,303,717)     (86,656,836)
                                      ----------------   -------------   --------------   --------------
   Net increase (decrease) ........         10,832,919    $126,321,018       13,193,715     $156,363,542
                                      ================   =============   ==============   ==============
ADVISOR CLASS SHARES:
   Shares sold ....................         15,218,474    $174,368,570        9,910,900     $118,040,536
   Shares issued in reinvestment
      of distributions ............            364,533       4,190,702          355,208        4,207,356
   Shares redeemed ................         (3,474,288)    (38,489,565)      (4,663,037)     (54,985,083)
                                      ----------------   -------------   --------------   --------------
   Net increase (decrease) ........         12,108,719    $140,069,707        5,603,071     $ 67,262,809
                                      ================   =============   ==============   ==============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ---------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                             60 | Semiannual Report

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.10%
Class B ...........   0.65%
Class C ...........   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $1,184,424
Contingent deferred sales charges retained ......   $  263,361

E. TRANSFER AGENT FEES

For the period ended October 31, 2008, the Fund paid transfer agent fees of $1,657,569, of which $1,017,939 was retained by Investor Services.


                             Semiannual Report | 61

Franklin Federal Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 ...............................   $11,273,106
   2014 ...............................     1,937,789
                                          -----------
                                          $13,210,895
                                          ===========

At October 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $8,112,714,644
                                                ==============
Unrealized appreciation .....................   $  156,389,683
Unrealized depreciation .....................     (722,511,298)
                                                --------------
Net unrealized appreciation (depreciation) ..   $ (566,121,615)
                                                ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2008, aggregated $967,429,997 and $322,959,695, respectively.

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2008, the value of this security was $4,397,148, representing 0.06% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             62 | Semiannual Report

Franklin Federal Tax-Free Income Fund

7. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At October 31,2008, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.


                             Semiannual Report | 63

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             64 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN FEDERAL
TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116S2008 12/08





      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.   N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008


By /s/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  December 26, 2008